SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant                           [X]
Filed by a Party other than the Registrant        [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
                                    [ ] Confidential, for Use of Commission Only
[ ] Definitive Additional Materials     [as permitted by Rule 14a-6(e) (2)]
[ ] Definitive Proxy Statement
[ ] Soliciting Materal Under Rule 14a-12


--------------------------------------------------------------------------------
                              WRL SERIES FUND, INC.
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

--------------------------------------------------------------------------------
2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
3)   Filing Party:

--------------------------------------------------------------------------------
4)   Date Filed:

                                 PROXY STATEMENT

                              WRL SERIES FUND, INC.
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FL 33716-1294

                                 1-800-851-9777

                            WRL VKAM Emerging Growth
                           WRL T. Rowe Price Small Cap
                           WRL Goldman Sachs Small Cap
                        WRL Pilgrim Baxter Mid Cap Growth
                           WRL Alger Aggressive Growth
                             WRL Third Avenue Value
                        WRL Value Line Aggressive Growth
                           WRL GE International Equity
                                WRL Janus Global
                         WRL Great Companies - Global(2)
                            WRL Gabelli Global Growth
                      WRL Great Companies - Technology(SM)
                                WRL Janus Growth
                             WRL LKCM Capital Growth
                            WRL Goldman Sachs Growth
                               WRL GE U.S. Equity
                        WRL Great Companies - America(SM)
                               WRL Salomon All Cap
                               WRL C.A.S.E. Growth
                               WRL Dreyfus Mid Cap
                              WRL NWQ Value Equity
                        WRL T. Rowe Price Dividend Growth
                            WRL Dean Asset Allocation
                         WRL LKCM Strategic Total Return
                     WRL J.P. Morgan Real Estate Securities
                          WRL Federated Growth & Income
                               WRL AEGON Balanced
                                 WRL AEGON Bond
                          WRL J.P. Morgan Money Market

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  May 29, 2001

To the Shareholders of WRL Series Fund, Inc.:

Notice is hereby given that a Special Meeting of Shareholders of WRL Series Fund, Inc. (the "Fund") will be held on May 29, 2001, at 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, beginning at 10 a.m., Eastern Time (the "Special Meeting"). At the Special Meeting, shareholders of each individual investment portfolio of the Fund (each, a "Portfolio," collectively, the "Portfolios"), unless otherwise indicated below, will be called upon to consider the following proposals:

ALL PORTFOLIOS:

PROPOSAL NO. 1.   A proposal to approve the adoption of a Brokerage Enhancement
                  Plan (the "Plan") pursuant to Rule 12b-1 under the Investment
                  Company Act of 1940.

PROPOSAL NO. 2.   A proposal to re-elect Directors of the Board of the Fund and to elect new Directors to the Board of the Fund.

PROPOSAL NO. 3.   A proposal to approve a change to the fundamental investment restriction regarding the issuance of senior securities.

WRL VKAM EMERGING GROWTH, WRL T. ROWE PRICE SMALL CAP, WRL PILGRIM BAXTER MID CAP GROWTH, WRL ALGER AGGRESSIVE GROWTH, WRL VALUE LINE AGGRESSIVE GROWTH, WRL JANUS GLOBAL, WRL GREAT COMPANIES - GLOBAL(2), WRL GABELLI GROWTH, WRL JANUS GROWTH, WRL LKCM CAPITAL GROWTH, WRL GOLDMAN SACHS GROWTH, WRL C.A.S.E. GROWTH, WRL DREYFUS MID CAP, WRL NWQ VALUE EQUITY, WRL T. ROWE PRICE DIVIDEND GROWTH, WRL DEAN ASSET ALLOCATION, WRL LKCM STRATEGIC TOTAL RETURN, WRL FEDERATED GROWTH & INCOME, WRL AEGON BALANCED, WRL AEGON BOND, AND WRL J.P. MORGAN MONEY MARKET
PORTFOLIOS:

PROPOSAL NO. 4.   A proposal to approve a change with respect to the fundamental investment restriction regarding portfolio diversification.

WRL J.P. MORGAN MONEY MARKET, WRL THIRD AVENUE, WRL GREAT COMPANIES - AMERICA(SM), AND WRL GREAT COMPANIES - TECHNOLOGY(SM) PORTFOLIOS:

PROPOSAL NO. 5.   A proposal to approve a change with respect to the fundamental investment restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

WRL GABELLI GROWTH PORTFOLIO:

PROPOSAL NO. 6.   A proposal to approve a change with respect to the fundamental investment restriction regarding investments for the purpose of exercising control.

WRL VKAM EMERGING GROWTH, ALGER AGGRESSIVE GROWTH, AND PILGRIM BAXTER MID CAP GROWTH PORTFOLIOS:

PROPOSAL NO. 7.   A proposal to approve the elimination of the fundamental
                  investment restriction prohibiting investments that would cause industry concentration.

WRL GOLDMAN SACHS SMALL CAP PORTFOLIO:

PROPOSAL NO. 8.   A proposal to approve the adoption of new fundamental
                  investment restrictions.

WRL VKAM EMERGING GROWTH, WRL T. ROWE PRICE SMALL CAP, WRL T. ROWE PRICE DIVIDEND GROWTH, WRL GOLDMAN SACHS GROWTH, WRL PILGRIM BAXTER MID CAP GROWTH, WRL ALGER AGGRESSIVE GROWTH, WRL VALUE LINE AGGRESSIVE GROWTH, WRL GE INTERNATIONAL EQUITY, WRL JANUS GLOBAL, WRL JANUS GROWTH, WRL C.A.S.E. GROWTH, WRL AEGON BOND, WRL GE U.S. EQUITY, WRL DREYFUS MID CAP, WRL NWQ VALUE EQUITY, WRL DEAN ASSET ALLOCATION, WRL LKCM STRATEGIC TOTAL RETURN, WRL FEDERATED GROWTH & INCOME, WRL AEGON BALANCED, AND WRL J.P. MORGAN MONEY MARKET PORTFOLIOS:

PROPOSAL NO. 9.   A proposal to approve a change with respect to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.

ALL PORTFOLIOS:

PROPOSAL NO. 10.  To conduct such other business as may properly come before the
                  Special Meeting.

Shareholders of record as of the close of business on March 26, 2001 are entitled to vote at the Special Meeting and any related follow-up meetings. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE THE ENCLOSED VOTING INSTRUCTION FORM.

By Order of the Board of Directors of WRL Series Fund, Inc.,

John K. Carter, Esq.
Secretary

[April 16, 2001]

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION FORM BE RETURNED PROMPTLY.

                              WRL SERIES FUND, INC.
                            WRL VKAM Emerging Growth
                           WRL T. Rowe Price Small Cap
                           WRL Goldman Sachs Small Cap
                        WRL Pilgrim Baxter Mid Cap Growth
                           WRL Alger Aggressive Growth
                             WRL Third Avenue Value
                        WRL Value Line Aggressive Growth
                           WRL GE International Equity
                                WRL Janus Global
                          WRL Great Companies - Global(2)
                            WRL Gabelli Global Growth
                       WRL Great Companies - Technology(sm)
                                WRL Janus Growth
                             WRL LKCM Capital Growth
                            WRL Goldman Sachs Growth
                               WRL GE U.S. Equity
                         WRL Great Companies - America(sm)
                               WRL Salomon All Cap
                               WRL C.A.S.E. Growth
                               WRL Dreyfus Mid Cap
                              WRL NWQ Value Equity
                        WRL T. Rowe Price Dividend Growth
                            WRL Dean Asset Allocation
                         WRL LKCM Strategic Total Return
                     WRL J.P. Morgan Real Estate Securities
                          WRL Federated Growth & Income
                               WRL AEGON Balanced
                                 WRL AEGON Bond
                          WRL J.P. Morgan Money Market

                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FL 33716-1294

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 29, 2001

              PROXY AND INFORMATION STATEMENT DATED APRIL 16, 2001

This Proxy and Information Statement ("PROXY STATEMENT") is furnished in connection with the solicitation of proxies by the Board of Directors of the WRL Series Fund, Inc. (the "Fund"), a series mutual fund consisting of several series investment portfolios (each, a "Portfolio" and together, the "Portfolios") of the Fund, for use at a Special Meeting of Shareholders of the Portfolios to be held on May 29, 2001 at the Fund's offices located at 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a voting instruction form accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and voting instruction form(s) are first being mailed to shareholders on or about April 16, 2001. In addition to solicitations of voting instructions by mail, beginning on or about May 1, 2001, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Fund, regular employees of WRL Investment Management, Inc., the Fund's manager (the "Investment Manager"), WRL Investment Services, Inc., the Fund's transfer agent, or other representatives of the Fund. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be borne by the Fund. The Fund's most recent annual report is available upon request without charge by writing or calling the Fund at 570 Carillon Parkway, St. Petersburg, Florida, 33716-1294, or 1-800-851-9777.

This Proxy Statement also includes an Information Statement relating to a change in sub-adviser of WRL Goldman Sachs Small Cap, which will be renamed Munder Net50 as of May 1, 2001. Votes are not being solicited for this change.

Western Reserve Life Assurance Company of Ohio ("Western Reserve"), Transamerica Life Insurance Company ("Transamerica"), AUSA Life Insurance Company, Inc. ("AUSA Life"), Peoples Benefit Life Insurance Company ("Peoples"), and Transamerica Occidental Life Insurance Company ("Transamerica Occidental") are the owners of all of the Shares of each Portfolio and, as such, have the right to vote upon certain matters that are required by the Investment Company Act of 1940, as amended (the "1940 Act"), to be approved or ratified by the shareholders and to vote upon any other matter that may be voted upon at a shareholders' meeting.

Each of Western Reserve, Transamerica, AUSA Life, Peoples, and Transamerica Occidental will vote the shares of each Portfolio for the owners of the variable life insurance policies and variable annuity contracts issued by it (the "Contracts") in accordance with instructions received from the policyowners ("Policyowners"). The Fund has agreed to solicit voting instructions from the Policyowners, upon which instructions Western Reserve, Transamerica, AUSA Life, Peoples, and Transamerica Occidental, respectively, will vote the shares of the Portfolios at the Special Meeting on May 29, 2001, and any adjournment thereof. The Fund will mail a copy of this proxy statement to each Policyowner of record as of March 26, 2001. The number of Fund shares in a Portfolio, or Portfolios, for which a Policyowner may give instructions, is determined as follows: the number of shares of a given Portfolio (and corresponding votes) allotted to a Contract will be calculated by dividing the amount of the Contract's cash value or the contract value (in the case of a variable annuity or group annuity contract) attributable to the Portfolio by $100. Fractional shares will be counted.

Interests in Contracts for which no timely instructions are received will be voted in proportion to the instructions that are received from other Policyowners. Western Reserve, Transamerica, AUSA Life, Peoples, and Transamerica Occidental will also vote any shares in separate accounts that they own and which are not attributable to Contracts in the same proportion as determined for Policyowners. Each full Share is entitled to one vote, and any fractional Share is entitled to a fractional vote.

If the enclosed voting instruction form is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the voting instruction form will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the voting instruction form, it will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders. Any shareholder who has submitted a voting instruction form has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and submitting his or her voting instruction form, or by submitting a letter of revocation or a later-dated voting instruction form to the Fund at the above address prior to the date of the Special Meeting.

A majority of the Shares outstanding on March 26, 2001, represented in person or by proxy, of the Fund must be present for the transaction of business at the Special Meeting. If a quorum is present at the Special Meeting but sufficient votes to approve each proposal are not received, the persons named as proxies on the enclosed voting instruction form may propose one or more adjournments of the Special Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The Board of Directors has fixed the close of business on March 26, 2001 as the record date (the "Record Date") for the determination of shareholders of the Portfolios entitled to notice of and to vote at the Special Meeting. The number of Shares of each Portfolio outstanding on the Record Date is set forth in Exhibit A.

Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As of the Record Date, the Fund had [ ] outstanding shares of the Portfolios (representing a market value of [ ]), all of which shares are owned of record by separate accounts of Western Reserve, Transamerica, AUSA Life, Peoples, and Transamerica Occidental (the "Accounts"). The outstanding shares owned by the Accounts in each respective Portfolio are reflected on Exhibit A.

In order that your Shares may be represented at the Special Meeting, you are requested to:

         --  indicate your instructions on the enclosed voting instruction form;

         --  date and sign the voting instruction form;

         -- mail the voting instruction form promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

         -- allow sufficient time for the voting instruction form to be received on or before 10:00 A.M., May 29, 2001.

         For ease of reference, the following table lists the proposals to be acted on by the Shareholders of the Portfolios, and indicates which Portfolios are eligible to vote on each proposal:

      ---------------------- ------------------------------------------- ----------------------------
            PROPOSAL                        DESCRIPTION                   PORTFOLIO(S) ELIGIBLE TO
                                                                                    VOTE
      ---------------------- ------------------------------------------- ----------------------------
               (1)           The consideration of a proposal to adopt    All Portfolios
                             a Brokerage Enhancement Plan pursuant to
                             Rule 12b-1 of the Investment Company Act
                             of 1940
      ---------------------- ------------------------------------------- ----------------------------
               (2)           The consideration of a proposal to          All Portfolios
                             re-elect the Directors of the Fund and to
                             elect three new directors of the Fund
      ---------------------- ------------------------------------------- ----------------------------
               (3)           The consideration of a proposal to change   All Portfolios
                             the fundamental investment restriction
                             with respect to the issuance of senior
                             securities
      ---------------------- ------------------------------------------- ----------------------------
               (4)           The consideration of a proposal to change   All Diversified Portfolios
                             the fundamental investment restriction      with a fundamental
                             with respect to portfolio diversification   investment restriction
                                                                         that does not count
                                                                         securities issued by a
                                                                         foreign government and its
                                                                         agencies as one issuer
      ---------------------- ------------------------------------------- ----------------------------
               (5)           The consideration of a proposal to change   All Portfolios that have a
                             the fundamental investment restriction      fundamental investment
                             with respect to in interests in oil, gas    restriction with respect
                             or other mineral exploration or             to in interests in oil,
                             development programs to a non-fundamental   gas or other mineral
                             investment restriction                      exploration or development
                                                                         programs
      ---------------------- ------------------------------------------- ----------------------------
               (6)           The consideration of a proposal to change   All Portfolios that have a
                             the fundamental investment restriction      fundamental investment
                             with respect to investments for the         restriction with respect
                             purpose of exercising control to a          to investments for the
                             non-fundamental restriction                 purpose of exercising
                                                                         control
      ---------------------- ------------------------------------------- ----------------------------
               (7)           The consideration of a proposal to          WRL VKAM Emerging Growth,
                             eliminate the fundamental investment        Alger Aggressive Growth,
                             restriction with respect to industry        and Pilgrim Baxter Mid Cap
                             concentration                               Growth portfolios
      ---------------------- ------------------------------------------- ----------------------------
               (8)           The consideration of a proposal to adopt    WRL Goldman Sachs Small
                             new fundamental investment restrictions     Cap Portfolio
      ---------------------- ------------------------------------------- ----------------------------

      ---------------------- ------------------------------------------- ----------------------------
               (9)           The consideration of a proposal to change   All Diversified Portfolios
                             the fundamental investment restriction      with a fundamental
                             with respect to investments that would      investment restriction
                             cause the value of a portfolio's assets     prohibiting more than 25%
                             to exceed a stated threshold                of portfolio assets to be
                                                                         concentrated in an
                                                                         industry or area
      ---------------------- ------------------------------------------- ----------------------------


INTRODUCTION

The Board of Directors of the Fund (the "Board") called this Special Meeting to allow Shareholders to consider and vote on (1) the adoption of a Brokerage Enhancement Plan (or "Plan"), (2) the re-election of directors of the Board of the Fund and the election of three new directors to the Board of the Fund, and
(3) the approval of changes to fundamental investment restrictions of certain Series of the Fund. Please be sure to read the entire proxy statement and the attached exhibit to determine how these proposals will affect the Fund and each Portfolio before casting your vote.

PROPOSAL NO. 1:  ADOPTION OF A BROKERAGE ENHANCEMENT PLAN

At the Special Meeting, shareholders of each Portfolio will be asked to approve the Plan with respect to each Portfolio. At a meeting of the Board of Directors on March 26, 2001, the Board of Directors, including all Directors who are not "interested persons" (the "Disinterested Directors") of the Fund, unanimously voted to approve the Plan and to recommend that the shareholders of each Portfolio also approve the Plan. A copy of the Plan is attached hereto as Exhibit B.

Under the Plan, neither the Fund nor any Portfolio would incur any new fees or charges. Instead, the Investment Manager would be authorized to direct the Sub-Advisers of the various Portfolios to employ as brokers certain broker-dealers. These broker-dealers have agreed to direct part of their brokerage commissions arising from Portfolio securities transactions to AFSG Securities Corporation (the "Distributor"), a broker-dealer affiliate of the Fund, for the Distributor to use to pay for distribution-related expenses. These expenses include, but are not limited to: advertising; printing of sales materials; training programs for broker-dealers and their representatives; and payments to selling broker-dealers.

BACKGROUND

The Fund is a series-type mutual fund that is registered with the Securities and Exchange Commission as an open-end, diversified management investment company. The Fund currently has 29 Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income, losses, or expenses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The Investment Manager selects and contracts with sub-advisers for investment services for each of the Portfolios, and reviews the sub-advisers' activities, and performs other managerial functions for the Fund. Currently, 20 sub-advisers (each, a "Sub-Adviser," collectively, the "Sub-Advisers") perform investment advisory services for particular Portfolios of the Fund. The Investment Manager pays each Sub-Adviser for its services a portion of the management fee the Investment Manager receives with respect to the Portfolio.

Each Portfolio's Sub-Adviser is primarily responsible for placement of a Portfolio's securities transactions. It is the policy of a Portfolio to obtain the most favorable net results in the placement of securities transactions orders, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each Sub-Adviser generally will seek reasonably competitive spreads or commissions, a Portfolio will not necessarily be paying the lowest spread or commission available. A Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in Portfolio securities.

Decisions as to the allocation of Portfolio brokerage business for a Portfolio and negotiation of its commission rates are made by the Sub-Adviser. The Sub-Adviser is obligated to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all Portfolio transactions. In placing Portfolio transactions, a Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser. The Sub-Adviser may as a result pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions that another broker or dealer may charge for the same transaction, if the Sub-Adviser makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibility with respect to the accounts over which the Sub-Adviser has investment discretion.

In selecting brokers and in negotiating commissions, a Sub-Adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each Sub-Adviser in carrying out its responsibilities. Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a Sub-Adviser. The expenses of a Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A Sub-Adviser may use such research products and services in servicing other accounts in addition to servicing the respective Portfolio. If a Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser is obligated to allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for a Sub-Adviser will be considered by, and may be useful to, the Sub-Adviser in carrying out its obligations to a Portfolio.

When a Sub-Adviser purchases or sells a security on behalf of a Portfolio in the over-the-counter ("OTC") market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker.

Securities held by a Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Manager or Sub-Adviser serves as an adviser, or held by the Investment Manager or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Manager or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Manager or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Investment Manager or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

The Board of Directors of the Fund periodically reviews the brokerage placement practices of each Sub-Adviser on behalf of the Portfolios, and reviews the prices and commissions, if any, paid by the Portfolios to determine if they were reasonable.

The Board of Directors of the Fund has authorized the Sub-Advisers to consider sales of the policies and annuity contracts by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. In addition, the Sub-Advisers may occasionally place Portfolio business with affiliated brokers of the Investment Manager or a Sub-Adviser, including: InterSecurities, Inc., P.O. Box 5068, Clearwater, Florida 33758; Fred Alger & Company, Inc., One World Trade Center, Suite 9333, New York, New York 10048; M. J. Whitman, Inc.; M. J. Whitman Senior Debt Corp., 767 Third Avenue, New York, New York 10017-2023; Van Kampen Funds Inc., 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181, Dreyfus Brokerage Services, Inc., 401 North Maile Drive, Beverly Hills, CA 90210, Dreyfus Investment Services Corp., Union Trust Building, 501 Grant St., Pittsburgh, PA 15219 and AEGON USA Securities, Inc., P.O. Box 1449, Cedar Rapids, Iowa 52499. As stated above, any such placement of Portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.

One of the Sub-Advisers, AEGON USA Investment Management, Inc. is an affiliate of the Investment Manager; another Sub-Adviser, Great Companies, L.L.C. may be deemed to be an affiliate of the Investment Manager because James H. Huguet, John R. Kenney (Chairman of the Board of the Fund), and AEGON USA are each a controlling minority shareholder of Great Companies.

THE FUND'S CURRENT DISTRTIBUTION PLAN

Effective January 1, 1997, as amended, the Fund adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG Securities Corporation ("AFSG"), an affiliate of the Investment Manager.

Under the Distribution Plan and the Distribution Agreement, the Fund, on behalf of the Portfolios, may reimburse AFSG after each calendar month for certain Fund distribution expenses incurred or paid by AFSG, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio. The Fund paid no distribution fees pursuant to the Distribution Agreement for the fiscal year ended December 31, 2000, and does not intend to do so before April 30, 2002.

Distribution expenses for which AFSG may be reimbursed include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential investors; developing and preparing Fund advertisements, sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund Shares.

THE BROKERAGE ENHANCEMENT PLAN

The Board of Directors, including all of the Disinterested Directors, have voted unanimously to approve the Brokerage Enhancement Plan (the "Plan") and to recommend to shareholders of the Portfolios that they vote to approve the Plan. The Brokerage Enhancement Plan would supplement, but not replace, the Distribution Plan. Under the Distribution Agreement, AFSG would continue to promote sales of shares of each Portfolio. AFSG, however, would not receive any additional compensation from the Fund for performing this function. Instead, the Investment Manager would be authorized to direct that the Sub-Adviser of each Portfolio effect brokerage transactions in Portfolio securities through certain broker-dealers, consistent with each Sub-Adviser's obligations to achieve best price and execution. These broker-dealers will agree that a percentage of the commissions will be directed to AFSG. AFSG will use a part of these directed commissions to defray legal and administrative costs associated with implementation of the Plan. These expenses are expected to be minimal. The remainder of the commissions received by AFSG will be used to finance activities principally intended to result in the sale of Shares of the Portfolios. It is anticipated that these activities will include: printing and mailing Fund prospectuses, statements of additional information, and shareholder reports for existing and prospective Contract holders; creating and mailing advertisements and sales literature; holding or participating in seminars and sales meetings designed to promote the sale of Fund shares; paying marketing fees requested by broker-dealers who sell Contracts; training sales personnel; and compensating broker-dealers and/or their registered representatives in connection with the allocation of cash values and premiums of the Contracts to the Fund. In addition, AFSG will be obligated to use all of the funds directed to it for distribution expenses, except for a small amount to be used to defray the incidental costs associated with becoming and acting as an introducing broker-dealer under the Plan. Accordingly, AFSG will not make any profit from the operation of the Plan.

BOARD OF DIRECTOR'S CONSIDERATION OF THE PLAN

The Board of Directors has determined that there is a reasonable likelihood that the adoption of the Plan will benefit each Portfolio and its shareholders, as well as the Policyowners of the Contracts that invest in the Portfolios, at no additional cost to the Fund or the Portfolios. In making this determination, the Board considered a number of factors. The Board was informed that providing a source of funds for reimbursement of distribution-related expenses under the Plan would enable AFSG to establish and maintain an improved distribution system designed to attract new investments in the Portfolios. The Directors believe that improved promotion of the Portfolios should result in increased sale of Portfolio Shares. The resulting increase in the Portfolios' assets should enable the Portfolios to achieve greater economies of scale and thereby lower their per-share operating expenses. In addition, higher net asset levels could improve the Investment Manager's ability to manage the Portfolios because positive cash flows into the Portfolios would eliminate the need to sell existing investments either to take advantage of new, attractive investment opportunities or to meet redemption requests.

In addition, the Board considered that implementation of the Plan would not result in the Fund incurring any additional expenses. The brokerage commissions that would be used to pay distribution expenses under the Plan would continue to be incurred by the Portfolios whether or not the Plan were adopted. The brokerage expenses incurred by the Portfolios currently do not directly benefit the Portfolios, except to the extent that executing brokers provide research services to a Sub-Adviser that may be used in managing a Portfolio's investments. The Board considered whether it would be possible for the Portfolios to recapture a portion of these commissions. Based on information provided by AFSG, the Board determined that direct recapture by the Fund was not possible. Most brokerage transactions for the Portfolios are executed at a cost of about 5 cents or 6 cents per share. Based on the information provided by AFSG, the Board believes that broker-dealers would not agree to charge commission rates below that level or to rebate any of their commissions to the Fund, but would be willing to "give up" part of their commissions to an introducing broker, such as the Distributor, to be used to pay Fund expenses. The Board considered whether the money should be used to defray various direct expenses of the Fund and determined that it was in the best interest of shareholders to use the money for distribution expenses.

The Board also considered the benefits of the Plan to the Investment Manager and the Distributor. In particular, the Board considered that an increase in the Portfolios' assets would increase the management fees paid to the Investment Manager and Sub-Advisers, and that payment of distribution expenses out of brokerage commissions could reduce the need for the Distributor to pay such expenses out of resources otherwise available to it.

SHAREHOLDER APPROVAL

The Plan is governed by Rule 12b-1, which requires that (1) the Plan be approved with respect to a Portfolio by an affirmative vote of a majority of outstanding voting securities of that Portfolio entitled to vote present at the Special Meeting in person or by proxy; and (2) the Plan and the Distribution Agreement between the Fund and the Distributor be approved by a vote of the Board, and by a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plan and the Distribution Agreement; (3) both the Plan and the Distribution Agreement must provide in substance (a) that they will be subject to annual approval by the Board and the Disinterested Directors;
(b) that any person authorized to make payments under the Plan or the Distribution Agreement must provide the Board a quarterly written report of payments made and the purpose of the payments; (c) that the Plan may be terminated at any time by the vote of a majority of the Disinterested Directors;
(d) that the Distribution Agreement may be terminated without penalty at any time by a vote of a majority of the Disinterested Directors or, as to a Portfolio, by vote of a majority of the outstanding securities of a Portfolio on not more than 60 days' written notice; and (e) that the Distribution Agreement terminate if it is assigned; (4) the Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Disinterested Directors; and (5) in implementing or continuing the Plan, the Directors must conclude that there is a reasonable likelihood that the Plan will benefit each Portfolio and its shareholders. Shareholders of all Portfolios will vote together as a single class on the Brokerage Enhancement Plan for the Fund.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE BROKERAGE ENHANCEMENT PLAN.

PROPOSAL NO. 2: RE-ELECTION OF THE BOARD OF DIRECTORS AND ELECTION OF THREE NEW DIRECTORS

The Fund is not required to hold annual meetings of shareholders for the election of Directors. Shareholders are asked to consider the re-election of the Fund's five directors and the election of three new directors to the Fund at the Special Meeting pursuant to the Fund's Bylaws, which permit the election of Directors at any meeting required to be held.

At a meeting held on February 15, 2001 (the "Board Meeting"), the Disinterested Directors unanimously nominated for re-election Peter R. Brown, Charles C. Harris, Russell A. Kimball, Jr., William W. Short, Jr., John R. Kenney, and Pat Baird, the incumbent directors, and unanimously nominated for election to the Board Janice Case, Leo Hill and Dan Calabria. The Directors are to be elected to serve until reaching their respective designated retirement ages or until their successors are duly elected and qualified. Following the Special Meeting, the Fund does not contemplate holding regular meetings of shareholders to elect Directors or otherwise. Each of the nominees named has agreed to serve as a Director if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board of Directors.

The following sets forth the names, ages, principal occupations, and other information respecting the nominees:

---------------------- -------------------- ------------------ ----------------------- ----------------------
    NAME AND AGE        POSITION(S) HELD     TERM OF OFFICE     PRINCIPAL OCCUPATION   NUMBER OF PORTFOLIOS
                            WITH FUND         AND LENGTH OF     OR EMPLOYMENT IN THE   OVERSEEN BY DIRECTOR
                                               TIME SERVED          PAST 5 YEARS          OR NONIMEE FOR
                                                                                             DIRECTOR
---------------------- -------------------- ------------------ ----------------------- ----------------------
Peter R. Brown              Director              1986         Chairman of the                  All
11180 6th Street East                                          Board, Peter Brown
Treasure Island,                                               Construction Company
Florida 33708                                                  (construction
(DOB 5/10/28)                                                  contractors and
                                                               engineers), Largo,
                                                               Florida (1963 -
                                                               2000); Trustee of
                                                               IDEX Mutual Funds,
                                                               Rear Admiral (Ret.)
                                                               U.S. Navy Reserve,
                                                               Civil Engineer Corps.
---------------------- -------------------- ------------------ ----------------------- ----------------------
Charles C. Harris           Director              1986         Trustee of IDEX                  All
35 Winston Drive                                               Mutual Funds (March
Clearwater, Florida                                            1994 -present);
33756                                                          former Trustee of
(DOB 7/15/30)                                                  IDEX Fund, IDEX II
                                                               Series Fund and
                                                               IDEX Fund 3.
---------------------- -------------------- ------------------ ----------------------- ----------------------
Russell A.                  Director              1986         General Manager,                 All
Kimball, Jr.                                                   Sheraton Sand Key
---------------------- -------------------- ------------------ ----------------------- ----------------------

---------------------- -------------------- ------------------ ----------------------- ----------------------
1160 Gulf Boulevard                                            Resort (resort
Clearwater Beach,                                              hotel), Clearwater,
Florida 34630                                                  Florida (1975 -
(DOB 8/17/44)                                                  present).
---------------------- -------------------- ------------------ ----------------------- ----------------------
John R. Kenney (1)     Chairman, Board of         1986         Chairman of the                  All
 (DOB 2/8/38)               Directors                          Board, Director and
P.O. Box 5068                                                  Co-CEO of Great
Clearwater, Florida                                            Companies, L.L.C.;
33758                                                          Chairman of the Board
                                                               of Directors, Western
                                                               Reserve Life
                                                               Assurance Co. of
                                                               Ohio; Chairman of the
                                                               Board of Directors
                                                               (September, 1996 -
                                                               present), President
                                                               (September, 1997 -
                                                               present), WRL
                                                               Investment
                                                               Management, Inc.
                                                               (investment adviser),
                                                               St. Petersburg,
                                                               Florida; Chairman of
                                                               the Board of
                                                               Directors (September,
                                                               1996 - present), WRL
                                                               Investment Services,
                                                               Inc., St. Petersburg,
                                                               Florida; Director
                                                               (December, 1990
                                                               -present); IDEX
                                                               Management, Inc.,
                                                               (investment adviser),
                                                               St. Petersburg,
                                                               Florida; Trustee and
                                                               Chairman (September,
                                                               1996 - present) of
                                                               IDEX Mutual Funds
                                                               (investment company),
                                                               St. Petersburg,
                                                               Florida.
---------------------- -------------------- ------------------ ----------------------- ----------------------
PATRICK S. BAIRD       President, Director        1999         Executive Vice                   All
4333 Edgewood Road NE                                          President, Chief
Cedar Rapids, Iowa                                             Operating Officer
52499                                                          (February, 1996 -
(DOB 1/19/54)                                                  present), AEGON USA;
                                                               President and
                                                               Trustee
                                                               (November, 1999 -
                                                               present), IDEX
                                                               Mutual Funds.
---------------------- -------------------- ------------------ ----------------------- ----------------------
WILLIAM W. SHORT, JR.       Director              2000         Trustee of IDEX                  All
12420 73rd Court                                               Mutual Funds;
Largo, Florida 33773                                           President and majority
---------------------- -------------------- ------------------ ----------------------- ----------------------

---------------------- -------------------- ------------------ ----------------------- ----------------------
(DOB 2/25/36)                                                  shareholder of
                                                               Shorts, Inc. (men's
                                                               retail apparel);
                                                               Chairman of Southern
                                                               Apparel Corporation,
                                                               S.A.C. Apparel
                                                               Corporation and
                                                               S.A.C. Distributors
                                                               (nationwide wholesale
                                                               apparel
                                                               distributors), Largo,
                                                               Florida.
---------------------- -------------------- ------------------ ----------------------- ----------------------
DANIEL CALABRIA             Nominee,         Current Nominee   Trustee, IDEX Mutual             All
7068 S. Shore Drive         Director                           Funds (1996 -
S., South                                                      present); Trustee
Pasadena, Florida                                              (1993 - present) and
33707                                                          President (1993 -
(DOB 3/05/36)                                                  1995) of the Florida
                                                               Tax Free Funds
                                                               (mutual funds);
                                                               President and
                                                               Director (1995) of
                                                               Sun Chiropractic
                                                               Clinics, Inc.;
                                                               Executive Vice
                                                               President (1993 -
                                                               1995) of William R.
                                                               Hough & Co.
                                                               (investment adviser,
                                                               municipal bond and
                                                               underwriting firm).
---------------------- -------------------- ------------------ ----------------------- ----------------------
JANICE B. CASE          Nominee, Director    Current Nominee   Senior Vice President            All
205 Palm Island NW                                             (1996 - 2000)
Clearwater, Florida                                            Vice President (1990
33767                                                          - 1996), Director of
(DOB 9/27/52)                                                  Customer Service &
                                                               Marketing
                                                               (1987-1990), Florida
                                                               Power Corporation,
                                                               St. Petersburg,
                                                               Florida.
---------------------- -------------------- ------------------ ----------------------- ----------------------

---------------------- -------------------- ------------------ ----------------------- ----------------------
LEO J. HILL             Nominee, Director    Current Nominee   Dealer Candidate                 All
9254 Silverthorn Road                                          (August 1999 -
Largo, Florida 33777                                           present), University
(DOB 3/27/56)                                                  Ford, Athens Georgia;
                                                               Market President
                                                               (1997 - 1998),
                                                               NationsBank;
                                                               President & CEO
                                                               (1994 - 1997),
                                                               Barnett Bank of
                                                               the Treasure
                                                               Coast, Florida.
---------------------- -------------------- ------------------ ----------------------- ----------------------


(1) SUCH DIRECTOR IS AN "INTERESTED PERSON" OF THE FUND AS DEFINED IN THE 1940 ACT AND AN AFFILIATED PERSON OF WESTERN RESERVE AND AFSG, AND DID NOT RECEIVE COMPENSATION DIRECTLY FROM THE FUND. SUCH DIRECTOR IS ALSO BE AN AFFILIATED PERSON OF WRL MANAGEMENT. SUCH DIRECTOR IS ALSO AFFILIATED WITH GREAT COMPANIES, L.L.C., ONE OF THE SUB-ADVISERS.

The Board met five times during the twelve months ended December 31, 2000 (the "Period"). The Board's Audit Committee is composed of Messrs. Brown, Kimball, Harris, and Short, and met two times in the Period. The functions performed by the Audit Committee include the recommendation of the independent public accountants for the Fund to be selected by the Board, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, the review of material changes in accounting principals and practices and other matters when requested from time to time by the Board of Directors.

The Board's Nominating Committee is composed of Messrs. Brown, Kimball, Harris, and Short, and met one time during the Period. The functions performed by the Nominating Committee performs include making nominations for independent directors, and for membership on committees. The Nominating Committee will consider nominees recommended by Shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Fund.

At the Board Meeting, after reviewing industry reports based on compensation paid by other fund groups in number and asset base corresponding to the Fund, the Disinterested Directors unanimously voted to raise the annual fee paid to Disinterested Directors to $16,000, from $10,000. The Disinterested Directors also unanimously voted to raise the regular Board meeting attendance fee to $4,000 from $1,500 and to raise the special Board meeting and special committee meeting attendance fee to $2,500 from $1,500. Finally, the Disinterested Directors recognized the following appointments: (i) Mr. Brown was appointed to the position of vice chairman of the Fund and chairman of the Audit, Compensation and Nominating committees; and, (ii) the appointment of William Short to the Audit, Compensation and Nominating committees.

During 2000, the Directors received the following compensation from the Fund:


                                                  COMPENSATION TABLE
--------------- -------- ----------- ---------- ----------- ---------- ----------- ---------- ----------- ----------
                Peter    Charles     Russell    John R.      Pat        Janice B.     Leo J.     Daniel    William
                  R.       C.           A.      Kenney      Baird         Case         Hill     Calabria    Short,
                 Brown    Harris      Kimball,                                                                Jr.
                                        Jr.
--------------- -------- ----------- ---------- ----------- ---------- ----------- ---------- ----------- ----------
  AGGREGATE       $ _       $ _         $ _        N/A         N/A        N/A         N/A        N/A          $
 COMPENSATION
  FROM FUND
--------------- -------- ----------- ---------- ----------- ---------- ----------- ---------- ----------- ----------
  AGGREGATE       $ _       $ _         $ _        N/A         N/A        N/A         N/A        $ _          $
 COMPENSATION
FROM FUND AND
 FUND COMPLEX
--------------- -------- ----------- ---------- ----------- ---------- ----------- ---------- ----------- ----------

Disinterested Directors may participate in a non-qualified deferred compensation plan. Under this plan, compensation may be deferred that would otherwise be payable by the Fund and by certain other entities, including IDEX Mutual Funds. Compensation may be deferred on a current basis for services rendered as a director/trustee.

SHAREHOLDER APPROVAL

The selection of each nominee requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of all Portfolios will vote together as a single class on the election of nominees for the Fund.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE ELECTION OF THE FUND'S DIRECTORS.

PROPOSAL NO. 3: CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE ISSUANCE OF SENIOR SECURITIES

At the Special Meeting, shareholders of each Portfolio will be asked to approve a change to the fundamental investment restriction regarding the issuance of senior securities. At a meeting of the Board of Directors, the Board, including all Disinterested Directors of the Fund, unanimously voted to approve the change and to recommend that the shareholders of each Portfolio also approve the change.

BACKGROUND

Some or all of the Portfolios may engage from time to time in reverse repurchase arrangements. For information regarding the circumstances under which a particular Portfolio may engage in such practices, please read the Prospectus and Statement of Information. A reverse repurchase agreement involves the purchase of a security by a portfolio and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from the portfolio at a specified price and date upon demand.

Section 18(f)(1) of the Investment Company Act of 1940 (the "1940 Act") generally prohibits a registered open-ended investment company from issuing or selling "senior securities" of which it is the issuer, except that a fund may borrow from a bank, provided that the fund maintain certain asset coverage requirements. The term "senior security" is defined in the 1940 Act to mean any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness. Because a reverse repurchase agreement constitutes a borrowing by a portfolio and, concurrently, may involve the issuance by it of an evidence of indebtedness, a portfolio entering into a reverse repurchase agreement could be deemed to be involved in the issuance of a "security" under the 1940 Act. To the extent that a reverse repurchase agreement could be deemed to be an issuance of a "security," a portfolio engaging in such a transaction may be involved in the issuance of a "senior security" under the 1940 Act and thus subject to Section 18(f).

The Sub-Advisers of the respective Portfolios have recommended that the Portfolios' fundamental investment restriction regarding the issuance of senior securities be changed to reflect that a portfolio engaged or engaging in a reverse repurchase agreement will not be deemed to have issued a senior security provided that such arrangements are subject to certain asset coverage and segregation requirements.

The change to the fundamental investment restriction regarding the issuance of senior securities does not represent a change in any fundamental investment restriction regarding reverse repurchase agreements, nor does it represent the creation, expansion or contraction of any existing authority on the part of a Portfolio or its investment adviser to engage in such arrangements. The change merely represents a revision to clarify that a Portfolio engaging in a reverse repurchase agreement is subject to certain asset coverage and segregation requirements.

In connection with the change regarding the fundamental investment restriction with respect to the issuance of senior securities, the Portfolios would adopt a new fundamental investment restriction as follows:

         Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis,
         (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

SHAREHOLDER APPROVAL

The change to the fundamental investment restriction regarding the issuance of senior securities requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of each Portfolio will vote as separate classes on the proposal.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING THE ISSUANCE OF SENIOR SECURITIES.

PROPOSAL NO. 4: CHANGE THE DESCRIPTION OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO DIVERSIFICATION

At the Special Meeting, shareholders of the following Portfolios will be asked to approve a change to the description of the fundamental investment restriction regarding diversification requirements:

WRL VKAM Emerging Growth, WRL T. Rowe Price Small Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Alger Aggressive Growth, WRL Value Line Aggressive Growth, WRL Janus Global, WRL Great Companies - Global2, WRL Gabelli Growth, WRL Janus Growth, WRL LKCM Capital Growth, WRL Goldman Sachs Growth, WRL C.A.S.E. Growth, WRL Dreyfus Mid Cap, WRL NWQ Value Equity, WRL T. Rowe Price Dividend Growth, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL AEGON Balanced, WRL AEGON Bond, and WRL J.P. Morgan Money Market portfolios. At a meeting of the Board of Directors, the Board, including all Disinterested Directors of the Fund, unanimously voted to approve the change and to recommend that the shareholders of the foregoing Portfolios also approve the change.

BACKGROUND

The Portfolios that are "diversified" observe a fundamental investment restriction that generally prohibits the investment of portfolio assets with respect to any one issuer if as a result of such investment the portfolio's holdings in such issuer exceed certain specified thresholds. More specifically, these Portfolios are prohibited, with respect to 75% of a portfolio's total assets, from purchasing the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

Some or all of the Portfolios may from time to time purchase securities issued by a foreign government and/or agencies of such foreign government. For information regarding the circumstances under which a particular Portfolio may engage in such practices, please read the Fund's Prospectus and Statement of Information. To the extent that under the foregoing restriction a foreign government issuing securities is treated as an issuer separate from such a governmental agency that issues securities, a Portfolio purchasing securities issued by a foreign government and one of its agencies could be deemed to have exceeded the 5%/10% thresholds set out by the restriction.

The Sub-Advisers of the respective Portfolios have recommended that the Portfolios' fundamental investment restriction regarding diversification be revised to reflect that to the extent that a Portfolio invests in securities issued by a foreign government and its agencies, the foreign government and its agency will be treated as a single issuer for purposes of the restriction.

The revision to the fundamental investment restriction regarding portfolio diversification does not represent a change in any fundamental investment restriction regarding investments in securities in foreign governments and/or their agencies, nor does it represent the creation, expansion or contraction of any existing authority on the part of a Portfolio or its investment adviser to engage in such investments. The change merely represents a revision to clarify that securities of a foreign government and its agencies will be treated as single issuer for purposes of the restriction.

In connection with the change to the fundamental investment restriction regarding portfolio diversification, the WRL VKAM Emerging Growth, WRL T. Rowe Price Small Cap, WRL Pilgrim Baxter Mid Cap Growth, WRL Alger Aggressive Growth, WRL Value Line Aggressive Growth, WRL Great Companies - Global2, WRL Gabelli Growth, WRL Janus Growth, WRL LKCM Capital Growth, WRL Goldman Sachs Growth, WRL C.A.S.E. Growth, WRL Dreyfus Mid Cap, WRL NWQ Value Equity, WRL T. Rowe Price Dividend Growth, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL AEGON Balanced, WRL AEGON Bond, and WRL J.P. Morgan Money Market portfolios would adopt a new fundamental investment restriction as follows:

         With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of any one issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

The Janus Global Portfolio would adopt a new and revised fundamental investment restriction as follows:

         (a) With respect to 75% of the portfolio's assets, invest in the securities (other than Government securities as defined in the 1940
         Act) of any one issuer if immediately thereafter, more than 5% of the portfolio's total assets would be invested in securities of that issuer; or (b) with respect to 100% of the portfolio's assets, own more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to Government securities, bank money market instruments or bank repurchase agreements. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

SHAREHOLDER APPROVAL

The change to the fundamental investment restriction regarding diversification requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of the foregoing Portfolios will vote as separate classes on the proposal.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTION REGARDING TREATMENT OF SECURITIES ISSUED BY A FOREIGN GOVERNMENT AND ITS AGENCIES.

PROPOSAL NO. 5: CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING IN INTERESTS IN OIL, GAS, OR OTHER MINERAL EXPLORATION OR DEVELOPMENT PROGRAMS TO A NON-FUNDAMENTAL RESTRICTION

At the Special Meeting, shareholders of the following Portfolios will be asked to approve the change of the fundamental investment restriction regarding investments in interests in oil, gas, or other mineral exploration or development programs to a non-fundamental investment restriction: the WRL J.P. Morgan Money Market, WRL Third Avenue, WRL Great Companies - America(sm), and WRL Great Companies - Technology(sm) portfolios. At a meeting of the Board of Directors, the Board, including all Disinterested Directors of the Fund, unanimously voted to approve the change and to recommend that the shareholders of the foregoing Portfolios also approve the change.

BACKGROUND

The current fundamental investment restriction for the foregoing Portfolios prohibits investment in interests in oil, gas or other mineral exploration or development programs. It is the opinion of the Sub-Advisers that the general restriction on investments in interests in oil, gas or other mineral exploration or development programs has served the shareholders of WRL J.P. Morgan Money Market, WRL Third Avenue, WRL Great Companies - America(sm), and WRL Great Companies - Technology(sm) portfolios well since the inception of the Portfolios in ( ), ( ), ( ), and ( ), respectively. However, as energy prices have risen in recent months and are anticipated to continue rising, the Sub-Advisers believe that opportunities for investment in exploration and/or developmental programs may ripen.

Making non-fundamental the investment restriction regarding the investments in oil, gas or other mineral exploration or development programs to a non-fundamental investment restriction represents a change to the foregoing Portfolios in that the Sub-Advisers will be permitted to invest in such areas with Board, but without shareholder, approval. The portfolio managers of the Portfolios will continue to manage the assets of the respective

Portfolios with the shareholders' best interests in mind. The Sub-Advisers merely seek greater flexibility to exploit what they believe may be investment opportunities in the foregoing areas.

In connection with the change of the fundamental investment restriction on investments in interests in oil, gas or other mineral exploration or development programs, the Portfolios would be subject to a new non-fundamental restriction as follows:

         A portfolio may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.

SHAREHOLDER APPROVAL

The change of the fundamental investment restriction with respect to investments in interests in oil, gas or other mineral exploration or development programs to a non-fundamental restriction requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of the foregoing Portfolios will vote as separate classes on the proposal.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE CHANGE OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN OIL, GAS, or other mineral exploration or development programs TO A NON-FUNDAMENTAL RESTRICTION.

PROPOSAL NO. 6: CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROLTO A NON-FUNDAMENTAL RESTRICTION

At the Special Meeting, shareholders of the WRL Gabelli Growth Portfolio will be asked to approve the change of the fundamental investment restriction prohibiting investments for the purposes of exercising control to a non-fundamental investment restriction. At a meeting of the Board of Directors, the Board, including all Disinterested Directors of the Fund, unanimously voted to approve the change and to recommend that the shareholders of the foregoing Portfolio also approve the change.

BACKGROUND

The current fundamental investment restriction of the WRL Gabelli Growth Portfolio prohibits investment of portfolio assets for the purpose of exercising control. It is the opinion of the Sub-Adviser that the restriction on investments for purposes of exercising control has served the shareholders of WRL Gabelli Growth Portfolio well since inception of the Portfolio in ( ). However, as certain markets and/or sectors suffer declining valuations as a result of rotation and/or reduced near-term prospects, the foregoing fundamental restriction could serve as a barrier to the Sub-Adviser's ability to invest in securities that the Sub-Adviser believes may represent value opportunities for the Portfolio.

Making non-fundamental the investment restriction regarding the investments for purposes of exercising control to a non-fundamental investment restriction represents a change to the Portfolio in that the Sub-Adviser will be permitted to invest for such purposes with Board, but without shareholder, approval. The portfolio managers of the Portfolio will continue to manage the Portfolio's assets with the shareholders' best interests in mind. The Sub-Adviser merely seeks greater flexibility to exploit what it believes may be investment opportunities in certain markets, sectors or securities.

In connection with the change the fundamental investment restriction on investments for purposes of exercising control to a non-fundamental restriction, the WRL Gabelli Growth Portfolio would be subject to a new non-fundamental restriction as follows:

         A portfolio may not invest for purposes of exercising control.

SHAREHOLDER APPROVAL

The change of the fundamental investment restriction with respect to investments for the purpose of exercising control to a non-fundamental restriction requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of the Portfolio will vote as a single class on the proposal.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE CHANGE OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL TO A NON-FUNDAMENTAL RESTRICTION.

PROPOSAL NO. 7: ELIMINATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING INVESTMENTS IN SECURITIES THAT WOULD CAUSE INDUSTRY CONCENTRATION

At the Special Meeting, shareholders of the WRL VKAM Emerging Growth, WRL Aggressive Growth, and WRL Pilgrim Baxter Mid Cap Growth portfolios will be asked to approve the elimination of the fundamental investment restriction that prohibits investment of portfolio assets in securities that cause more than 25% of a portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry. At a meeting of the Board of Directors, the Board, including all Disinterested Directors of the Fund, unanimously voted to approve the change and to recommend that the shareholders of the foregoing Portfolios also approve the change.

BACKGROUND

It is the opinion of the Sub-Advisers that the current fundamental investment restriction of the WRL VKAM Emerging Growth, WRL Aggressive Growth, and WRL Pilgrim Baxter Mid Cap Growth portfolios has served shareholders well since inception of the Portfolios in ( ), ( ), and ( ), respectively. However, as the U.S. economy undergoes a period in which expectations for growth have diminished, the Sub-Advisers believe that the foregoing restriction on industry concentration may present a barrier to investment in sectors and/or industries that, relative to other sectors and/or industries, perform better in a slower-growth economy.

The portfolio managers of the respective Portfolios will continue to manage the Portfolios' assets with the shareholders' best interests in mind. The Sub-Advisers merely seek having the flexibility to exploit what they believe may be investment opportunities in certain markets, sectors or securities, by concentrating investments in industries.

SHAREHOLDER APPROVAL

The elimination of the fundamental investment restriction that prohibits investment in securities that would cause a portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of the WRL VKAM Emerging Growth, WRL Aggressive Growth, and WRL Pilgrim Baxter Mid Cap Growth portfolios will vote as separate classes on the proposal.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING INVESTMENTS IN SECURITIES THAT WOULD CAUSE A PORTFOLIO'S TOTAL ASSETS TO BE CONCENTRATED IN ISSUERS IN THE SAME INDUSTRY.

PROPOSAL NO. 8: ADOPTION OF NEW FUNDAMENTAL INVESTMENT RESTRICTIONS

At the Special Meeting, shareholders of the WRL Goldman Sachs Small Cap portfolio will be asked to approve the adoption of new fundamental investment restrictions for the WRL Goldman Sachs Small Cap Portfolio. At a meeting of the Board of Directors, the Board, including all Disinterested Directors of the Fund, unanimously voted to approve the adoption of the new fundamental investment restrictions and to recommend that the shareholders of the foregoing Portfolio also approve the adoption.

BACKGROUND

The current fundamental investment restrictions of the WRL Goldman Sachs Small Cap portfolio has in the opinion of the Investment Manager served shareholders well since inception of the Portfolio in ( ). However, with the resignation of the Portfolio's Sub-Adviser, Goldman Sachs Asset Management ("GSAM"), and the appointment of a new Sub-Adviser, Munder Capital Management ("MCM") to manage the Portfolio (see below), the Investment Manager believes that adherence to the fundamental investment restrictions currently in place will be inconsistent with the Portfolio's new management. For more information, please read the Information Statement below.

Unlike the existing portfolio strategy of the Portfolio - which focuses on the market capitalization of a particular security -- Munder plans to follow an investment strategy in which Munder will seek out investment opportunities in technology-related businesses both in the United States and abroad - regardless of the market capitalization of the company or its operating history. Munder believes that this strategy will allow it to exploit opportunities in nascent markets while also allowing it to target sectors where a few larger-cap companies have begun to dominate a sector. Pursuant to the foregoing, the fundamental investment restrictions being proposed eliminate the current fundamental investment restriction prohibiting investments that cause the Portfolio's assets to be invested in the securities of issuers primarily engaged in the same industry.

The Investment Manager and Munder believe that the adoption of, and adherence to, the proposed fundamental investment restrictions will permit the Portfolio to exploit attractive value and growth opportunities that might not otherwise be exploitable under the existing fundamental investment restrictions.

In connection with the adoption of new fundamental investment restrictions, the WRL Goldman Sachs Small Cap portfolio would be subject to new fundamental restrictions as follows:

         The Portfolio may not, as a matter of fundamental policy:

         1. With respect to 75% of the portfolio's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the portfolio in the securities of such issuer exceeds 5% of the value of the portfolio's total assets, or (b) the portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

         2. Purchase or sell real estate (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

         3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

         4. Lend any security or make any other loan if, as a result, more than 25% of the portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

         5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

         6. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 25% of the value of the portfolio's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         7. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the portfolio from (i) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the portfolio of a segregated account with its custodian or some other form of "cover."

SHAREHOLDER APPROVAL

The adoption of the new fundamental investment restrictions requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of the WRL Goldman Sachs Small Cap Portfolio will vote will vote as a single class on the proposal.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE ADOPTION OF THE NEW FUNDAMENTAL INVESTMENT RESTRICTIONS.

PROPOSAL NO. 9: CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTION PROHIBITING INVESTMENTS THAT WOULD CAUSE THE VALUE OF A PORTFOLIO'S ASSETS TO EXCEED A STATED THRESHOLD.

At the Special Meeting, shareholders of the following Portfolios will be asked to approve the change of the fundamental investment restriction regarding investments that would cause the value of a Portfolio's assets to exceed a stated threshold: WRL VKAM Emerging Growth, WRL T. Rowe Price Small Cap, WRL T. Rowe Price Dividend Growth, WRL Goldman Sachs Growth, WRL Pilgrim Baxter Mid Cap Growth, WRL Alger Aggressive Growth, WRL Value Line Aggressive Growth, WRL GE International Equity, WRL Janus Global, WRL Janus Growth, C.A.S.E. Growth and Aegon Bond, WRL GE U.S. Equity, WRL Dreyfus Mid Cap, WRL NWQ Value Equity, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL Aegon Balanced, and WRL J.P. Morgan Money Market portfolios. At a meeting of the Board of Directors, the Board, including all Disinterested Directors of the Fund, unanimously voted to approve the change and to recommend that the shareholders of the foregoing Portfolios also approve the change.

BACKGROUND

 The current fundamental investment restriction for the foregoing Portfolios generally prohibits investments of more than 25% of the value of a portfolio's assets in the securities of issuers deemed to be in the same or similar industries or lines of business. The sub-advisers believe that the existing fundamental restriction could be interpreted to suggest that the foregoing Portfolios may "concentrate" portfolio assets in the securities of issuers in particular industries or lines of business. The SEC Staff has also suggested that this change be made to enhance the consistency of the Fund's investment restrictions.

The sub-advisers believe that changing the fundamental investment restriction to reflect that a portfolio may not investment 25% or more of its assets in the securities of issuers in the same or similar industries or lines of business will address these concerns and help to add more certainty to the portfolio management process.

In connection with the change of the fundamental investment restriction on investments that would cause the value of a portfolio's assets to exceed a stated threshold, the WRL VKAM Emerging Growth, WRL T. Rowe Price Small Cap, WRL
T. Rowe Price Dividend Growth, WRL Goldman Sachs Growth, WRL Pilgrim Baxter Mid Cap Growth, WRL Value Line Aggressive Growth, WRL Janus Global, WRL NWQ Value Equity, WRL Dean Asset Allocation, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, and WRL Aegon Balanced portfolios would have a new fundamental investment restriction as follows:

         Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

The WRL Alger Aggressive Growth Portfolio would have a new fundamental investment restriction as follows:

         Purchase any securities that would cause 25% or more of the value of the portfolio's assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

The WRL GE International Equity Portfolio would have a new fundamental investment restriction as follows:

         Invest 25% or more of the portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances. For purposes of this restriction, (a) the government of a country, other than the United States, will be viewed as one industry; and (b) all supranational organizations together will be viewed as one industry.

The WRL GE U.S. Equity Portfolio would have a new fundamental investment restriction as follows:

         Purchase any securities that would cause 25% or more of the value of the portfolio's assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities. For purposes of this restriction, (a) the government of a country, other than the United States, will be viewed as one industry; and (b) all supranational organizations together will be viewed as one industry.

The WRL Janus Growth, C.A.S.E. Growth and Aegon Bond portfolios would have a new fundamental investment restriction as follows:

         Invest 25% or more (15% for C.A.S.E. Growth portfolio) of the value of the portfolio's assets in any particular industry (other than Government securities).

The WRL Dreyfus Mid Cap Portfolio would have a new fundamental investment restriction as follows:

         Purchase any securities which would cause 25% or more of the value of the portfolio's assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks.)

The J.P. Morgan Money Market Portfolio would have a new fundamental investment restriction as follows:

         Invest 25% or more of the value of the portfolio's assets in any particular industry (other than Government securities or obligations of U.S. branches of U.S. banks).


SHAREHOLDER APPROVAL

The change of the fundamental investment restriction with respect to investments that would cause the value of portfolio's assets to exceed a stated threshold requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy. Shareholders of the foregoing Portfolios will vote as separate classes on the proposal.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE "FOR APPROVAL" OF THE CHANGE OF THE FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS THAT WOULD CAUSE THE VALUE OF A PORTFOLIO'S ASSETS TO EXCEED A STATED THRESHOLD.

                          FORM OF INFORMATION STATEMENT
                              WRL SERIES FUND, INC.

     WRL Goldman Sachs Small Cap Portfolio (to be renamed the Munder Net50, effective May 1, 2001)

                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                           (TOLL FREE) 1-800-851-9777
             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                            NOT TO SEND US A PROXY.

This is an information statement for the WRL Goldman Sachs Small Cap portfolio (the "Portfolio") of WRL Series Fund, Inc., a series mutual fund consisting of several separate investment funds. This information statement is being furnished in connection with the Order received by the Fund from the Securities and Exchange Commission ("SEC") on August 5, 1998 granting an Exemption from Section 15(a) of the Investment Company Act of 1940 ("1940 Act").

The primary purpose of this information statement is to notify shareholders of the Portfolio of a new Sub-Advisory Agreement between WRL Investment Management, Inc. (the "Adviser"), and Munder Capital Management ("Munder") with respect to the Portfolio (the "New Sub-Advisory Agreement"), which is scheduled to take effect on May 1, 2001.

INTRODUCTION

Currently, the Adviser acts as investment adviser to the Portfolio pursuant to an investment advisory agreement dated January 1, 1997, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser is responsible for providing investment management and supervision services to the Portfolio. With respect to the Portfolio, the Adviser entered into a Sub-Advisory Agreement with Goldman Sachs Asset Management ("GSAM") dated May 1, 1999 (the "Original Sub-Advisory Agreement").

GSAM notified the Fund that it was terminating its sub-advisory services to the Portfolio effective May 1, 2001. This will result in termination of the Original GSAM Sub-Advisory Agreement effective May 1, 2001. Effective that date, GSAM will cease providing investment management services to the Portfolio and cease earning any compensation from the Portfolio. Consequently, beginning May 1, 2001, Munder has agreed to serve as sub-adviser for the Portfolio, with no change in the Portfolio's overall investment management fee schedule. The Adviser will continue to serve as investment adviser to the Portfolio under the Advisory Agreement.

Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act") generally provides that no person may serve as an investment adviser to a registered investment company, such as the Portfolio, except pursuant to a written contract that, among other requirements, has been approved by the vote of a majority of the investment company's outstanding voting securities. Any material change to an existing advisory contract creates a new advisory agreement that must be approved in accordance with Section 15(a) of the 1940 Act.

The termination of the Original Sub-Advisory Agreement requires a New Sub-Advisory Agreement under the 1940 Act. As a result, the New Sub-Advisory Agreement is deemed to be a new advisory agreement under the 1940 Act.

On August 5, 1998, an Exemptive Order (Release IC-23379) was granted by the SEC to the WRL Series Fund, Inc., which allows the Fund to change a non-affiliated sub-adviser without the solicitation of shareholders of the applicable portfolio provided that such shareholders are provided with an Information Statement detailing the change within 90 days of such change.

This Information Statement is being provided to you by the Fund on behalf of the Portfolio.

--------------------------------------------------------------------------------

THE ADVISORY AGREEMENT

--------------------------------------------------------------------------------

The Fund, on behalf of the Portfolio, entered into the Advisory Agreement with the Adviser. Pursuant to the Advisory Agreement, The Adviser serves as the investment adviser to the Portfolio. Pursuant to the terms of the Advisory Agreement, The Adviser entered into the Original Sub-Advisory Agreement with GSAM to provide day-to-day investment management services with regard to certain assets of the Portfolio.

GSAM has advised The Adviser that it would terminate its sub-advisory services to the Portfolio effective May 1, 2001. As a result, GSAM notified the Fund and The Adviser that it would terminate the Original Sub-Advisory Agreement effective May 1, 2001. Under the New Sub-Advisory Agreement, Munder will become the sole investment sub-adviser with respect to all of the assets of the Portfolio.

The change of sub-advisers for the Portfolio will not cause the Advisory Agreement to change.

WRL INVESTMENT MANAGEMENT, INC.

The Adviser, a Delaware corporation, located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is a wholly owned direct subsidiary of WRL, which is wholly owned by First AUSA Life Insurance Company ("FIRST AUSA"), a stock life insurance company, which is wholly owned by AEGON USA, Inc. AEGON USA, Inc. ("AEGON USA"), is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

The Adviser does not currently act as an investment adviser with respect to any registered investment company other than the Fund. The investment advisory fee for the Portfolio is 1.00% of the Portfolio's average daily net assets. For the year ended December 31, 2000, The Adviser received advisory fees in the amount of $45,000 for services rendered to the portfolio.

The Adviser's directors and principal officers, together with their principal occupations, are listed below. The address of each is 570 Carillon Parkway, St. Petersburg, Florida 33716.

------------------------------------------------------------ ---------------------------------------------------------
NAME AND POSITION WITH THE ADVISER                           PRINCIPAL OCCUPATION
------------------------------------------------------------ ---------------------------------------------------------
John R. Kenney                                               Director, Chairman and Co-CEO of Great Companies,
Director, Chairman and President                             L.L.C.; Director and Chairman of IDEX Mutual Funds;
                                                             Chairman of the Board of WRL Series Fund, Inc.;
                                                             Chairman and Executive Officer of Western Reserve Life
                                                             Assurance Co. of Ohio; Senior Vice President of AEGON
                                                             USA, Inc.
------------------------------------------------------------ ---------------------------------------------------------
Jerome C. Vahl                                               Director and President, Western Reserve Life Assurance
Director                                                     Co. of Ohio; Director of Idex Investor Services, Inc.,
                                                             WRL Investment Management, Inc., Great Companies,
                                                             L.L.C. and WRL Investment Services, Inc.; Vice
                                                             President, AEGON USA, Cedar Rapids, Iowa.
------------------------------------------------------------ ---------------------------------------------------------
Alan M. Yaeger                                               Executive Vice President, WRL Series Fund, Inc.; Chief
Director                                                     Financial Officer and Actuary, WRL Life Assurance Co.
                                                             of Ohio.
------------------------------------------------------------ ---------------------------------------------------------
Kim D. Day                                                   Vice President, Fund Operations and Principal
Vice President and Treasurer                                 Accounting Officer, WRL Series Fund, Inc.; Vice
                                                             President and Treasurer, WRL Investment Services, Inc.
------------------------------------------------------------ ---------------------------------------------------------
Allan J. Hamilton                                            Treasurer, Controller and Principal Financial Officer,
Vice President and Controller                                WRL Series Fund, Inc.
------------------------------------------------------------ ---------------------------------------------------------
John K. Carter, Esq.                                         Vice President, Secretary and Counsel of IDEX Mutual
Vice President, Counsel, Compliance Officer and Assistant    Funds and WRL Series Fund, Inc.; Vice President,
Secretary                                                    Assistant Secretary and Counsel of Idex Investor
                                                             Services, Inc. and WRL Investment Services, Inc.; Vice
                                                             President, Counsel, Compliance Officer and Assistant
                                                             Secretary of Idex Management, Inc.
------------------------------------------------------------ ---------------------------------------------------------
Bill Geiger, Esq.                                            Compliance and Corporate Counsel, AEGON USA, Cedar
Secretary                                                    Rapids, Iowa; Secretary of WRL Investment Services,
                                                             Inc., Idex Investor Services, Inc., and Idex
                                                             Management, Inc.
------------------------------------------------------------ ---------------------------------------------------------

All officers as set forth above serve as an officer or trustee of the Fund. No officer or trustee of the Fund (who is not a director of WRL Investment Management) owns securities or has any other material direct or indirect interest in The Adviser or is a person controlling, controlled by or under common control with The Adviser.

--------------------------------------------------------------------------------

THE NEW SUB-ADVISORY AGREEMENT BETWEEN
WRL INVESTMENT MANAGEMENT AND MUNDER
--------------------------------------------------------------------------------
The Adviser, on behalf of the Portfolio, entered into the Original Sub-Advisory Agreement with GSAM pursuant to which GSAM provided investment management services with respect to the Portfolio. The New Sub-Advisory Agreement between The Adviser and Munder with respect to the Portfolio will take effect on May 1, 2001. Under the New Sub-Advisory Agreement, Munder will become the investment sub-adviser with respect to 100% of the assets of the Portfolio. The terms and conditions of the New Sub-Advisory Agreement are substantially identical to the terms and conditions of the Original Sub-Advisory Agreement. The New Sub-Advisory Agreement appears as Exhibit A to this Information Statement.

MUNDER CAPITAL MANAGEMENT

Munder, located at 480 Pierce Street, Suite 300, Birmingham, Michigan 48009, serves as sub-adviser of the Portfolio. As of December 31, 2000, Munder and its affiliates had approximately $47.8 billion in assets under management, of which $27.2 billion were invested in equity securities, $6.5 billion were invested in money market or other short-term instruments, $5.4 billion were invested in other fixed income securities, $1.9 billion were invested in balanced investments and $6.8 billion were invested in non-discretionary assets.

Munder's investment advisers provide investment management and related services to other mutual funds. For each registered investment company portfolio advised or sub-advised by Munder with an investment objective similar to that of the Portfolio, the following table identifies and sets forth the size of each such portfolio as of December 31, 2000, along with the management fee expressed as a percentage of average net assets for that portfolio. Munder receives the fees in exchange for providing investment services, which are comprised of investment advisory services or administrative services, or both.

---------------------------------------- -------------------------------------- --------------------------------------
NAME OF ITS PORTFOLIO/FUND WITH          NET ASSETS AS OF                       ANNUAL MANAGEMENT FEE RATE
SIMILAR INVESTMENT OBJECTIVE             DECEMBER 31, 2000*
---------------------------------------- -------------------------------------- --------------------------------------
IDEX Munder Net50
---------------------------------------- -------------------------------------- --------------------------------------


---------------------------------------- -------------------------------------- --------------------------------------


---------------------------------------- -------------------------------------- --------------------------------------


---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

*Fund commenced operations on December 1, 2000.

DIRECTORS AND OFFICERS OF MUNDER. The following table sets forth certain information concerning the principal executive officers and directors of Munder. The address of each of the following persons is 480 Pierce Street, Suite 300, Birmingham, Michigan 48009.

         NAME                                          PRINCIPAL
                                                       OCCUPATION/POSITION
                                                       WITH MUNDER

No officer or director of the Fund is an officer, employee, director or shareholder of Munder. No officer or director of the Fund owns securities or has any other material direct or indirect interest in Munder or is a person controlling, controlled by or under common control with Munder.

ORIGINAL SUB-ADVISORY AGREEMENT

GSAM has served as sub-adviser of the Portfolio from May 1, 1999 and will continue to do so until April 30, 2001. Pursuant to the Original Sub-Advisory Agreement, The Adviser contracts with GSAM for investment sub-advisory services for the Portfolio.

Under the terms of the Original Sub-Advisory Agreement, GSAM provides investment advisory assistance and portfolio management advice to The Adviser. Subject to the review and supervision of The Adviser and the Board, GSAM is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security, and GSAM places orders to buy or sell securities on behalf of the Portfolio. GSAM bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio.

The Original Sub-Advisory Agreement also stipulates that the sub-adviser may place orders with broker-dealers for the purchase or sale of the portfolio securities and it had to attempt to obtain quality execution at favorable security prices, but it could, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the sub-adviser determined in good faith that such commission is reasonable in relation to the brokerage or research services provided.

For its services, GSAM receives monthly compensation from The Adviser in the amount of 50% of the investment management fees received by The Adviser with respect to the Portfolio.

During the most recent fiscal year of the Portfolio, GSAM received the following amount of sub-advisory fees for its services under the Original Sub-Advisory
Agreement:

                                    GSAM: $24,708

The Original Sub-Advisory Agreement for the Portfolio was last approved by the Board on March 29, 1999, and was most recently submitted to shareholders for approval on May 1, 1999, the date of its initial approval. Under the terms of the Original Sub-Advisory Agreement, it continues in effect from year to year so long as such continuance was specifically approved annually by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in the 1940 Act). The Original Sub-Advisory Agreement can be terminated with respect to the Portfolio at any time, without penalty, by GSAM, the Board or by shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities on 60 days' written notice to the sub-adviser or by the sub-adviser on 60 days' written notice to The Adviser and the Fund. In addition, the Original Sub-Advisory Agreement terminates automatically upon its assignment. Prior to an Order received by the Fund from the Securities and Exchange Commission, the Original Sub-Advisory Agreement could be only amended with respect to a portfolio with the approval of the affirmative vote of a majority of the outstanding voting securities of the Portfolio and the approval by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment. Per the relief granted by the Securities and Exchange Commission to the Fund in the Order issued on August 5, 1998, the Fund, on behalf of a portfolio, may change a non-affiliated sub-adviser without the solicitation of shareholders of the applicable portfolio provided that such shareholders are provided with an Information Statement. On March 1, 2001, GSAM notified the Chairman of the Fund that it was terminating the sub-advisory relationship effective May 1, 2001.

GSAM INVESTMENT STRATEGY

When GSAM served as sub-adviser of the Portfolio, GSAM invested primarily in equity securities of companies in developed or developing countries other than the United States. GSAM focused on companies that it expected would grow faster than relevant markets and whose security price did not fully reflect their potential growth.

MUNDER INVESTMENT STRATEGY

The name of WRL Goldman Sachs Small Cap will be changed to Munder Net50, effective May 1, 2001. Munder will manage the portfolio in accordance with the portfolio's existing investment objective, policies, and strategies beginning that date.

Subject to approval of the WRL Goldman Sachs Small Cap's shareholders at a meeting on May 29, 2001 of the changes in the fund's investment restrictions as described in the accompanying proxy statement, the investment objective of the fund will be revised to "seeks to provide long-term capital appreciation."

The following describes Munder's investment strategies if shareholders approve the changes in investment restrictions as described in the accompanying proxy statement:

Munder seeks to achieve the fund's objective by investing principally in stocks of domestic and foreign companies that are engaged in the Internet and Intranet related businesses. Under normal market conditions, the portfolio will invest at least 65% of its total assets in equity securities, and American Depositary Receipts (ADRs) of both domestic and foreign companies that are engaged in research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or Intranet related businesses. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. Of the companies selected, 70-90% are expected to be domestic, while 10-30% are expected to be foreign.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more $1 billion. The portfolio may also invest without limitation in initial public offerings ("IPOs), although it is uncertain whether such IPOs will be available for investment by the portfolio, or what impact, if any, they will have on the portfolio's performance.

Munder may also invest in debt securities and other securities and investment strategies in pursuit of the portfolio's investment objective.

NEW SUB-ADVISORY AGREEMENT AND APPROVAL OF THE
BOARD OF DIRECTORS

The following description of the New Sub-Advisory Agreement is qualified by reference to Exhibit A, which consists of the New Sub-Advisory Agreement.

THE NEW SUB-ADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE ORIGINAL SUB-ADVISORY AGREEMENT EXCEPT THAT: (I) THE EFFECTIVE DATE IS MAY 1, 2001; (II) THE INITIAL TERM ENDS TWO YEARS FROM THE EFFECTIVE DATE; (III) MUNDER SERVES AS THE SUB-ADVISER FOR THE FUND; AND (IV) THE AGREEMENT REFLECTS NON-MATERIAL STYLISTIC AND CLARIFYING CHANGES. MUNDER WILL SERVE AS THE INVESTMENT SUB-ADVISER TO THE PORTFOLIO PURSUANT TO THE TERMS OF THE NEW SUB-ADVISORY AGREEMENT UNTIL SUCH TIME AS THE AGREEMENT IS AMENDED OR TERMINATED IN ACCORDANCE WITH ITS TERMS.

PER THE TERMS OF THE NEW SUB-ADVISORY AGREEMENT, MUNDER WILL RECEIVE 50% OF THE MANAGEMENT FEES RECEIVED BY THE INVESTMENT ADVISER. THE MINIMUM FEE PAYABLE TO MUNDER FOR EACH 12 MONTH PERIOD ENDING ON APRIL 30TH EACH YEAR WILL BE $150,000.

EVALUATION BY THE BOARD

Prior to and at a meeting of the Board on March 26, 2001, the Board, including the Disinterested Directors, reviewed information regarding the New Sub-Advisory Agreement.

In evaluating the New Sub-Advisory Agreement, the Board took into account that the Original Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder and the expenses payable by the Fund, is substantially identical to the New Sub-Advisory Agreement, except for the dates of execution, effectiveness and termination, non-material styllistic changes, and entity serving as sub-adviser.

The Board also considered the reputation, expertise and resources of Munder and its affiliates in the domestic and international financial markets. The Board determined that Munder meets the qualifications required to render the nature and quality of the services that are needed in managing the Portfolio. They further determined that the change in investment strategy was in the best interest of the Portfolio and its shareholders.

 After consideration of the factors discussed above and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Directors, unanimously approved the New Sub-Advisory Agreement.

OFFICERS

The following table sets forth certain information containing the principal officers of the Fund.

------------------------------------------------------------ ---------------------------------------------------------
                      NAME OF OFFICER                        PRINCIPAL OCCUPATIONS OR EMPLOYMENT IN THE LAST 5 YEARS
------------------------------------------------------------ ---------------------------------------------------------
                   Jerome C. Vahl (1,2)                      Executive Vice President (September, 2000 - present),
                 Executive Vice President                    Director, IDEX Mutual Funds (investment company);
                      (DOB 04/24/56)                         President and Director (December, 1999 - present),
                                                             Executive Vice President (June, 1998 - December, 1999)
                                                             and Vice President (December, 1995 - June, 1998), Western
                                                             Reserve Life Assurance Co. of Ohio; Director (March, 2000
                                                             - present), Great Companies L.L.C. (investment adviser);
                                                             Vice President (1986 - present), AEGON USA, Inc. (financial services holding company, Cedar Rapids, Iowa); Director
                                                             (November, 1999 - present), Idex Investor Services, Inc.
                                                             (transfer agent), WRL Investment Services, Inc. (transfer
                                                             agent), and WRL Investment Management, Inc. (investment
                                                             adviser); Director (June, 1998 - present), Idex Management,
                                                             Inc. (investment adviser); Vice President (February, 2000
                                                             - present), AUSA Holding Co.

------------------------------------------------------------ ---------------------------------------------------------
                   Allan Hamilton (1,2)                      Vice President and Controller (August, 1987 - present)
         Treasurer and Principal Financial Officer           and Treasurer (February, 1997 - present), Western
                      (DOB 11/26/56)                         Reserve Life Assurance Co. of Ohio; Vice President and
                                                             Controller (March, 1999 - present), WRL Investment
                                                             Management, Inc. (investment adviser).

------------------------------------------------------------ ---------------------------------------------------------
                John K. Carter, Esq. (1,2)                   Assistant Vice President, Assistant Secretary and
           Vice President, Secretary and Counsel             Counsel (June, 1999 - December, 1999), WRL Series Fund,
                      (DOB 04/24/61)                         Inc. (investment company); Vice President, Secretary
                                                             and Counsel (December, 1999 - present) and Assistant
                                                             Vice President, Assistant Secretary and Counsel (June,
                                                             1999 - December, 1999), IDEX Mutual Funds (investment
                                                             company); Vice President and Counsel (June, 2000 -
                                                             present) and Assistant Vice President and Counsel
------------------------------------------------------------ ---------------------------------------------------------

                                                             (September, 1999 - June, 2000), Western Reserve Life
                                                             Assurance Co. of Ohio; Vice President (December, 2000 -
                                                             present), AFSG Securities Corp. (underwriter); Vice
                                                             President, Counsel and Assistant Secretary (April, 2000 -
                                                             present), Idex Investor Services, Inc. (transfer agent)
                                                             and WRL Investment Services, Inc. (transfer agent); Vice
                                                             President, Counsel, Compliance Officer and Assistant
                                                             Secretary (April, 2000 - present), Idex Management,
                                                             Inc. (investment adviser) and WRL Investment
                                                             Management, Inc. (investment adviser); Vice President
                                                             and Counsel (March, 1997 - May, 1999) Salomon Smith
                                                             Barney; Assistant Vice President, Associate Corporate
                                                             Counsel and Trust Officer (September, 1993 - March
                                                             1997), Franklin Templeton Mutual Funds.
------------------------------------------------------------ ---------------------------------------------------------
                   Alan M. Yaeger (1,2)                      Executive Vice President (April, 1993 - present) and
                 Executive Vice President                    Actuary (1972 - present), CFO (December, 1995 - present),
                      (DOB 10/21/46)                         Western Reserve Life Assurance Co. of Ohio; Director
                                                             (September, 1996 - present), WRL Investment Management,
                                                             Inc. (investment adviser) and WRL Investment Services, Inc.
                                                             (transfer agent).

------------------------------------------------------------ ---------------------------------------------------------

(1) The principal business address is P.O. Box 5068, Clearwater, Florida 33758-5068.
(2) Interested Person (as defined in the 1940 Act) of the Fund.

SHAREHOLDER PROPOSALS

As a general matter, WRL does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of WRL, 570 Carillon Parkway, St. Petersburg, Florida 33716-1294.

ANNUAL REPORT

A copy of the Fund's Annual Report and most recent Semi-Annual Report may be obtained without charge by writing to the Fund at the address above first written, or by calling the Fund at 1-800-851-9777.

OTHER BUSINESS

Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of each WRL Fund.

                                             By Order of the Board of Directors,



                                             ----------------------------
                                             John K. Carter, Esq, Secretary
                                             WRL Series Fund, Inc.
                                             St. Petersburg, Florida

EXHIBIT A

                                                WESTERNS      TRANSAMERICA       TRANSAMERICA           AUSA             PEOPLES
                                                RESERVE          LIFE             OCCIDENTAL            LIFE             BENEFIT
                                          ----------------  ---------------  -----------------   -----------------  ---------------
                                          # SHARES          # SHARES         # SHARES            # SHARES           # SHARES
                                              ON                ON              ON                   ON                ON
                                            RECORD   UNIT     RECORD   UNIT    RECORD   UNIT       RECORD    UNIT    RECORD   UNIT
              NAME OF PORTFOLIO              DATE    VALUE     DATE    VALUE    DATE    VALUE       DATE     VALUE    DATE    VALUE
              WRL VKAM Emerging Growth
           WRL T. Rowe Price Small Cap
           WRL Goldman Sachs Small Cap
     WRL Pilgrim Baxter Mid Cap Growth
           WRL Alger Aggressive Growth
                WRL Third Avenue Value
      WRL Value Line Aggressive Growth
           WRL GE International Equity
                      WRL Janus Global
       WRL Great Companies - Global(2)
             WRL Gabelli Global Growth
  WRL Great Companies - Technology(SM)
                      WRL Janus Growth
               WRL LKCM Capital Growth
              WRL Goldman Sachs Growth
                    WRL GE U.S. Equity
       WRL Great Companies - Americasm
                   WRL Solomon All Cap
                   WRL C.A.S.E. Growth
                   WRL Dreyfus Mid Cap
                  WRL NWQ Value Equity
     WRL T. Rowe Price Dividend Growth
             WRL Dean Asset Allocation
       WRL LKCM Strategic Total Return
WRL J.P. Morgan Real Estate Securities
       WRL Federated Growth and Income
                    WRL AEGON Balanced
                        WRL AEGON Bond
          WRL J.P. Morgan Money Market

                                    EXHIBIT B
                                     FORM OF
                           BROKERAGE ENHANCEMENT PLAN
                                       OF
                              WRL SERIES FUND, INC.

SECTION 1.

         WRL Series Fund, Inc. (the "Fund") is an open-ended management investment company (otherwise known as a mutual fund) incorporated under the laws of the state of Maryland. The Fund offers separate series or investment portfolios ("Portfolios"), and shares of the Portfolios are currently sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, PFL Life Insurance Company, AUSA Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company (each a "Company", collectively the "Companies") to fund the benefits under certain individual flexible premium variable life insurance policies ("Policies") and individual and group variable annuity contracts ("Contracts").

SECTION 2.

         The Fund currently offers the Portfolios listed on Schedule A attached hereto.

SECTION 3.

         In order to provide for the implementation of the payments provided for pursuant to this Brokerage Enhancement Plan (the "Plan"), the Fund may enter into a Distribution Agreement (the "Agreement") with AFSG Securities Corporation ("AFSG") pursuant to which AFSG will engage in promotional and marketing of the Portfolios, and pursuant to which each portfolio participating in this Plan will authorize payments to AFSG, as provided in Section 4 hereof, for various costs incurred or paid by AFSG in connection with the distribution of shares of that portfolio. Such Agreement, or any modification thereof, shall become effective with respect to the shares of any portfolio in compliance with Section 12(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 12b-1 thereunder as the same may be amended from time to time.

SECTION 4.

         The Fund may expend amounts consisting solely of that portion of brokerage commissions paid by the Portfolios in connection with their portfolio transactions and made available to AFSG or other introducing brokers by broker-dealers executing such portfolio transactions for the benefit of the Portfolios to finance activities principally intended to result in the sale of shares of the Portfolios. Expenses permitted to be paid pursuant to this Plan shall include, but not necessarily be limited to, the following costs:

         A. printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for existing and prospective policy and contract owners;

         B. development, preparation, printing and mailing of Fund advertisements, sale literature and other promotional materials describing and/or relating to the Portfolios and including materials intended for use within the Companies, or for broker-dealer only use or retail use;

         C. holding or participating in seminars and sales meetings designed to promote the distribution of the Portfolios;

         D. marketing fees requested by broker-dealers who sell Policies or Contracts;

         E. obtaining information and providing explanations to owners of Policies and Contracts regarding portfolio investment objectives and policies and other information about the Fund and the Portfolios, including the performance of the Portfolios;

         F. training sales personnel regarding sales of Policies and Contracts and the underlying Portfolios of the Fund;

         G. compensating broker-dealers and/or their registered representatives in connection with the allocation of cash values and premiums of the Policies and Contracts to the Fund;

         H. personal service and/or maintenance of Policies and Contracts with respect to allocations in the Portfolios; and

         I. financing any other activity that the Fund's Board of Directors determines is primarily intended to result in the sale of shares of the Portfolios.

SECTION 5.

         The Plan shall not take effect with respect to any existing Portfolio until it has been approved by votes of a majority of (a) the outstanding shares of such Portfolio, (b) the Directors of the Fund, and (c) those Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or any agreements of the Fund related hereto or any other person related to this Plan ("Disinterested Directors") cast in person at a meeting called for the purpose of voting on this Plan. As additional portfolios of the Fund are established, this Plan shall become effective with respect to each Portfolio upon the initial public offering of such new Portfolio shares, provided that this Plan with respect to such Portfolio has been approved by votes of a majority of both (a) the Directors of the Fund and (b) the Disinterested Directors cast in person at a meeting called for the purpose of voting on such approval and by the initial shareholder of the Portfolio so long as such initial shareholder's approval is required under the 1940 Act and the rules thereunder. In addition, any agreement related to this Plan and entered into by any Portfolio in connection therewith shall not take effect until it has been approved by the votes of a majority of (a) the Board of Directors of the Fund, and (b) the Disinterested Directors of the Fund.

SECTION 6.

         Unless sooner terminated pursuant to Section 8, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved annually by votes of a majority of both (a) the Board of Directors of the Fund and (b) the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on this Plan.

SECTION 7.

         Any person authorized to direct the disposition of monies paid or payable pursuant to this Plan or any related agreement shall provide to the Fund's Board of Directors and the Board shall review at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made.

SECTION 8.

         This Plan may be terminated at any time with respect to any Portfolio by vote of a majority of the Disinterested Directors, or by vote of a majority of the shares of the Portfolio.

SECTION 9.

         Any agreement of the Fund, with respect to any Portfolio, related to this Plan shall be in writing and shall provide:

         A. that such agreement may be terminated with respect to a Portfolio at any time without payment of any penalty, by vote of a majority of the Disinterested Directors or by a vote of a majority of the outstanding shares of such Portfolio on not more than sixty days' written notice to any other party to the agreement; and

         B. that such agreement shall terminate automatically in the event of its assignment.

SECTION 10.

         This Plan may not be amended in any material respect, including, but not limited to, changing the sources of monies from which distribution expenses are paid provided for in Section 3 with respect to a Portfolio unless such amendment is approved by a vote of at least a majority (as defined in the 1940
Act) of the outstanding shares of such Portfolio, and no material amendment to this Plan shall be made unless approved by votes of a majority of (a) the Board of Directors of the Fund, and (b) the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such amendment.

SECTION 11.

         While this Plan is in effect with respect to any Portfolio, the selection and nomination of the Disinterested Directors of the Fund shall be committed to the discretion of the existing Disinterested Directors of the Fund.

         IN WITNESS WHEREOF, the Fund has executed this Plan on the day and year set forth below in Saint Petersburg, Florida.

Dated as of ______________, 2001.


ATTEST:                                     WRL SERIES FUND, INC.:


-------------------------                   -------------------------
John K. Carter, Esq.                        Kim D. Day
Vice President, Secretary &                 Vice President, Fund Operations &
Counsel                                     Principal Accounting Officer

                                   SCHEDULE A

                           BROKERAGE ENHANCEMENT PLAN
                              WRL SERIES FUND, INC.

         Portfolios currently offered under the Plan as of May 1, 2001:

                                  Janus Growth
                                   AEGON Bond
                                  Janus Global
                            J. P. Morgan Money Market
                                 AEGON Balanced
                              VKAM Emerging Growth
                           LKCM Strategic Total Return
                       J.P. Morgan Real Estate Securities
                             Alger Aggressive Growth
                            Federated Growth & Income
                          Value Line Aggressive Growth
                          Great Companies - America(SM)
                        Great Companies - Technology(SM)
                              Dean Asset Allocation
                                 C.A.S.E. Growth
                                NWQ Value Equity
                             GE International Equity
                                 GE U.S. Equity
                               Third Avenue Value
                             T. Rowe Price Small Cap
                          T. Rowe Price Dividend Growth
                              Goldman Sachs Growth
                                 Salomon All Cap
                                 Dreyfus Mid Cap
                          Pilgrim Baxter Mid Cap Growth
                              Gabelli Global Growth
                           Great Companies - Global(2)
                               LKCM Capital Growth
                         American Century International
                        American Century Income & Growth
                                  Munder Net50

                                   EXHIBIT C
                                     FORM OF
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                         WRL INVESTMENT MANAGEMENT, INC.
                                       AND
                            MUNDER CAPITAL MANAGEMENT

         This Agreement is entered into as of May 1, 2001 between WRL Investment Management, Inc. a Florida corporation (referred to herein as "WRL Management"), and Munder Capital Management, a general partnership organized and existing under the laws of the State of Delaware (referred to herein as "Munder").

         WHEREAS, WRL Management entered into a Management and Investment Advisory Agreement (referred to herein as the "Advisory Agreement"), dated as of January 1, 1997 with WRL Series Fund, Inc., a Maryland corporation (herein referred to as the "Fund") on behalf of Munder Net50 ("Portfolio"), under which WRL Management has agreed, among other things, to act as investment adviser to the Portfolio.

         WHEREAS, the Advisory Agreement provides that WRL Management may engage a Sub-Adviser to furnish investment information and advice to assist WRL Management in carrying out its responsibilities under the Advisory Agreement as investment adviser to the Portfolios.

         WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by Munder to WRL Management with respect to the Portfolio and the terms and conditions under which such services will be rendered.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

         1. SERVICES OF MUNDER. Munder shall act as investment sub-adviser to WRL Management with respect to the Portfolio. In this capacity, Munder shall have the following responsibilities:

(A)      (a) provide a continuous investment program for the Portfolio including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

         (b) to cause its officers to attend meetings of WRL Management or the Fund and furnish oral or written reports, as WRL Management may reasonably require, in order to keep WRL Management and its officers and the Fund's Board and appropriate officers of the Fund fully informed as to the condition of the investment portfolio of the Portfolio, the investment recommendations of Munder, and the investment considerations which have given rise to those recommendations;

         (c) to furnish such statistical and analytical information and reports as may reasonably be required by WRL Management from time to time; and

         (d) to supervise the purchase and sale of securities as directed by the appropriate officers of the Fund or of WRL Management.

(B) INVESTMENT SUB-ADVISORY SERVICES. Munder shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolio in accordance with the Portfolio's investment objective, policies, and restrictions as provided in the Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of WRL Management or the Fund by notice in writing to Munder; provided that Munder shall be entitled to rely on and comply with the Prospectus most recently furnished to Munder by WRL Management. Munder shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolio in a manner consistent with the the Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, Munder, on behalf of the Portfolio, is authorized, in its discretion and without prior consultation with the Fund or WRL Management, to:

         (1) Buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

         (2) Place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as Munder may select.

         2. OBLIGATIONS OF WRL MANAGEMENT. WRL Management shall have the following obligations under this Agreement:

         (a) to keep Munder continuously and fully informed as to the composition of the Portfolio's investment portfolio and the nature of the Portfolio's assets and liabilities from time to time;

         (b) to furnish Munder with copies of each of the following documents and furnish to Munder at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available;

              (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles");

              (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

              (3) Certified resolutions of the Fund's Board authorizing the appointment of WRL Management and Munder and approving the form of the Advisory Agreement and this Agreement;

              (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolio and shares and all amendments thereto ("Registration Statement");

              (5) The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

              (6) The Fund's Prospectus (as defined above); and

              (7) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any government body or securities exchange.

         (c) to furnish Munder with any further materials or information which Munder may reasonably request to enable it to perform its functions under this Agreement;

         (d) to compensate Munder for its services under this Agreement by the payment of a monthly fee equal to the amount specified in Schedule A of this Agreement. In the event that this Agreement shall be effective for only part of a period to which any such fee received by WRL Management is attributable, then an appropriate pro-ration of the fee that would have been payable hereunder if this Agreement had remained in effect until the end of such period shall be made, based on the number of calendar days in such period and the number of calendar days during the period in which this Agreement was in effect. The fees payable to Munder hereunder shall be payable upon receipt by WRL Management from the Portfolio of fees payable to WRL Management under Section 6 of the Advisory Agreement;

3.       BROKERAGE.

         A. Munder agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Portfolio, Munder may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if Munder determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Munder with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to Munder, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

         B. On occasions when Munder deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of Munder, Munder, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Munder in the manner Munder considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

         C. In addition to the foregoing, Munder agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolio shall be placed in accordance with the standards set forth in the Advisory Agreement, subject to compliance with applicable laws and procedures adopted by the Directors of the Fund.

         D. Subject to procedures adopted by the Board of the Fund, Munder is authorized to place orders on behalf of the Portfolio through Munder or any affiliate thereof if Munder or its affiliate is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), or to any of its affiliates that are brokers or dealers or FCBs or such other entities which provide similar services in foreign countries. Such allocation shall be in such amounts and proportions as Munder shall determine consistent with the above standards, and, upon, request, Munder will report on said allocation to WRL Management and the Fund's Board, indicating the brokers, dealers or FCBs to which such allocations have been made and the basis therefor.

         4. TREATMENT OF INVESTMENT ADVICE. WRL Management may direct Munder to furnish its investment information, advice and recommendations directly to officers of the Fund.

         5. PURCHASES BY AFFILIATES. Neither Munder nor any of its officers or Directors shall take a long or short position in the securities issued by the Portfolio. This prohibition, however, shall not prevent the purchase from the Portfolio of shares issued by the Portfolio on behalf of the Portfolio by the officers and Directors of Munder (or deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted in the Fund's current prospectus in accordance with Section 22(d) of the Investment Company Act of 1940, as amended (the "1940 Act").

         6. SERVICES TO OTHER CLIENTS. Nothing contained in this Agreement shall limit or restrict (i) the freedom of Munder, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of Munder, who may also be a trustee, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         7. SUB-ADVISER'S USE OF THE SERVICES OF OTHERS. Munder may (at its cost except as contemplated by paragraph 6 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as Munder may deem necessary, appropriate, or convenient for discharge of its obligations hereunder or otherwise helpful to the Portfolio, as appropriate, or in the discharge of Munder overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that Munder shall at all times retain responsibility for making investment recommendations with respect to the Portfolio.

         8. LIMITATION OF LIABILITY OF THE SUB-ADVISER. Neither Munder nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for Munder, the Portfolio (at the direction or request of Munder) or the Sub-Adviser in connection with Munder's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company or Portfolio or any error of facts or mistake of law contained in any report or date provided by Munder, except for any error, mistake or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties on behalf of the Portfolio or from reckless disregard by Munder or any such person of the duties of Munder pursuant to this Agreement.

         9. REPRESENTATIONS.

         Each party hereto represents, warrants, and agrees as follows:

         A. WRL Management and Munder each: (i) is registered as an investment adviser under the Advisers Act and any applicable state laws and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the other party of the occurrence of any event that would disqualify such other party from serving as an investment adviser of an investment company pursuant to
Section 9(a) of the 1940 Act or otherwise.

         B. Munder has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund's Board with a copy of such code of ethics, together with evidence of its adoption.

Munder has provided WRL Management and the Fund's Board with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to WRL Management.

         10. TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term ending April 30, 2003. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolio, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Fund's Directors who are not parties to this Agreement or interested persons of any such party. Munder shall furnish to the Fund's Board, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         11. TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on at least 60 days' prior written notice to Munder. This Agreement may also be terminated by WRL Management: (i) on at least 60 days' prior written notice to Munder, without the payment of any penalty; (ii) if Munder becomes unable to discharge its duties and obligations under this Agreement or (iii) per the terms of an exemptive order - Release No. 23379 dated August 5, 1998 - granted under section 6(c ) of the 1940 Act granting an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the Act. Munder may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to WRL Management. Subject to the terms of any exemptive order obtained by the Fund, this Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         12. AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote or a majority of the Portfolio's outstanding voting securities and a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act, or as modified per exemptive relief granted from Section 15(a) of the Act and Rule 18f-2 under the Act to the Fund and WRL Management - Release No. 23379.

         13. MISCELLANEOUS.

         A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

         B. CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

         D. INTERPRETATION. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

         E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless WRL Management and Munder agree to the contrary.

         F. MUNDER NAME: WRL Series Fund may use any name including or derived from the name "MUNDER" in connection with the Portfolio only for so long as this Agreement, or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall be succeeded to Munder as investment adviser or distributor. Upon termination of this Agreement, WRL Series Fund (to the extent that it lawfully can) will cause the Portfolio to cease to use such a name or any other name indicating that it is advised by or otherwise connected with Munder or any organization which shall have so succeeded Munder.

         14. COMPLIANCE WITH LAWS.

         (a) In all matters relating to the performance of this Agreement, Munder will act in conformity with the Fund's Articles, Bylaws, and current Prospectus and with the instructions and direction of WRL Management and the Fund's Board.

         (b) Munder shall conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations thereto (including any no-action letters and exemptive orders which have been granted by the SEC to the Portfolio, WRL Management and/or Munder and (2) with all other applicable federal and state laws and regulations pertaining to management of investment companies.

         (c) WRL Management shall perform quarterly and annual tax compliance tests to ensure that the Portfolio is in compliance with Subchapter M of the Internal Revenue Code ("IRC") and Section B17(h) of the Internal Revenue Code and regulations thereunder. In connection with such compliance tests, WRL Management shall prepare and provide reports to Munder within 10 business days of a calendar quarter end relating to the diversification of the Portfolio, Munder shall review such reports for purposes of determining compliance with such diversification requirements. If it is determined that the Portfolio is not in compliance with the requirements noted above, Munder, in consultation with WRL Management, will take prompt action to bring the Portfolio back into compliance within the time permitted under the IRC.

         15. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment (as that term is defined in Section 2(a)(4) of the 1940
Act) of this Agreement.

         16. REFERENCE TO SUB-ADVISER. Neither WRL Management nor the Fund will publish or distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of investment advisory services by Munder pursuant to this Agreement, or use in advertising, publicity or otherwise the name of Munder or any of its affiliates, or any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of Munder or its affiliates, without the prior written consent of Munder. Notwithstanding the foregoing, WRL Management may distribute information regarding the provision of investment advisory services by Munder to the Fund's Board of Directors ("Board Materials") without the prior written consent of Munder. WRL Management will provide copies of the Board Materials to Munder within a reasonable time following distribution to the Fund's Board.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ATTEST:                                          MUNDER CAPITAL MANAGEMENT

_________________________                        By:____________________________
                                                 Name:
                                                 Title:



ATTEST:                                          WRL INVESTMENT MANAGEMENT, INC.



_________________________                        By:____________________________
John K. Carter, Esq.                                Kim D. Day
Vice President, Compliance                          Vice President and Treasurer
Officer & Counsel

                             SUB-ADVISORY AGREEMENT

                                   SCHEDULE A
                                SUB-ADVISORY FEE

------------------------------------------ --------------------------------------- --------------------------
                  FUND                       ANNUAL PERCENTAGE OF AVERAGE DAILY        TERMINATION DATE
                                                         NET ASSETS
------------------------------------------ --------------------------------------- --------------------------
                                                0.50% of the Fund's average
                                                      daily net assets.
              MUNDER NET50                                                              April 30, 2003
                                                     Minimum annual fee:
                                                           $150,000
------------------------------------------ --------------------------------------- --------------------------

                             VOTING INSTRUCTION FORM

                              WRL SERIES FUND, INC.
                               [NAME OF PORTFOLIO]

        VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE WRL SERIES FUND, INC.
                                  MAY 26, 2001

         I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held at 10:00 a.m. on May 26, 2001, Eastern Time and any adjournments thereof at 570 Carillon Parkway, St. Petersburg, Florida 33716 as follows:

                  (1)      To approve the Proposed Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

                                                     ____ For           _____ Against    _____ Abstain

                  (2)      To re-elect Directors of the Board of the Fund and to elect New Directors to the Board of the Fund.

                           Peter Brown:              ____ For           _____ Against    _____ Abstain

                           Charles C. Harris         ____ For           _____ Against    _____ Abstain

                           Russell A. Kimball, Jr.   ____ For           _____ Against    _____ Abstain

                           John R. Kenney            ____ For           _____ Against    _____ Abstain

                           Patrick S. Baird          ____ For           _____ Against    _____ Abstain

                           William W. Short, Jr.     ____ For           _____ Against    _____ Abstain

                           Daniel Calabria           ____ For           _____ Against    _____ Abstain

                           Janice B. Case            ____ For           _____ Against    _____ Abstain

                           Leo J. Hill               ____ For           _____ Against    _____ Abstain

                  (3)      To approve a change to the fundamental investment restriction regarding the issuance of senior securities.
                                                     ____ For           _____ Against    _____ Abstain

                  (4)      To approve a change to the fundamental investment restriction with respect to portfolio diversification.
                                                     ____ For           _____ Against    _____ Abstain

                  (5)      To approve a change to the fundamental investment restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                     ____ For           _____ Against    _____ Abstain

                  (6)      To approve a change with respect to the fundamental investment restriction regarding investments for the purpose of exercising control.

                                                     ____ For           _____ Against    _____ Abstain

                  (7)      To eliminate the fundamental investment restriction regarding industry concentration.
                                                     ____ For           _____ Against    _____ Abstain

                  (8) To adopt new fundamental investment restrictions with respect to the WRL Goldman Sachs Small Cap portfolio.

                                                     ____ For           _____ Against    _____ Abstain

                  (9)      To approve a charge with respect to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.

                                                       ____ For           _____ Against    _____ Abstain

                  (10)     To conduct such other business as may properly come before the Special Meeting.

                  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS
                            A VOTE FOR ALL PROPOSALS

                    PLEASE SIGN AND DATE THIS FORM AND RETURN
                 PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated April 16, 2001. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

         This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.

                ____________________________________________     _____________
                Policyowner or Contract Holder Signature             Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.), the individual s signature must be followed by his full title.

                             VOTING INSTRUCTION FORM

                              WRL SERIES FUND, INC.
                               [NAME OF PORTFOLIO]

        VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE WRL SERIES FUND, INC.

                                  MAY 26, 2001

         I hereby instruct AUSA Life Insurance Company ("AUSA") to vote the shares of the Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held at 10:00 a.m. on May 26, 2001, Eastern Time and any adjournments thereof at 570 Carillon Parkway, St. Petersburg, Florida 33716 as follows:

                  (1)      To approve the Proposed Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

                                                     ____ For           _____ Against    _____ Abstain

                  (2)      To re-elect Directors of the Board of the Fund and to elect New Directors to the Board of the Fund.

                           Peter Brown:              ____ For           _____ Against    _____ Abstain

                           Charles C. Harris         ____ For           _____ Against    _____ Abstain

                           Russell A. Kimball, Jr.   ____ For           _____ Against    _____ Abstain

                           John R. Kenney            ____ For           _____ Against    _____ Abstain

                           Patrick S. Baird          ____ For           _____ Against    _____ Abstain

                           William W. Short, Jr.     ____ For           _____ Against    _____ Abstain

                           Daniel Calabria           ____ For           _____ Against    _____ Abstain

                           Janice B. Case            ____ For           _____ Against    _____ Abstain

                           Leo J. Hill               ____ For           _____ Against    _____ Abstain

                  (3)      To approve a change to the fundamental investment restriction regarding the issuance of senior securities.
                                                     ____ For           _____ Against    _____ Abstain

                  (4)      To approve a change to the fundamental investment restriction with respect to portfolio diversification.
                                                     ____ For           _____ Against    _____ Abstain

                  (5)      To approve a change to the fundamental investment restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                     ____ For           _____ Against    _____ Abstain

                  (6)      To approve a change with respect to the fundamental investment restriction regarding investments for the purpose of exercising control.

                                                     ____ For           _____ Against    _____ Abstain

                  (7)      To eliminate the fundamental investment restriction regarding industry concentration.
                                                     ____ For           _____ Against    _____ Abstain

                  (8)      To adopt new fundamental investment restrictions with respect to the WRL Goldman Sachs
                           Small Cap portfolio.
                                                     ____ For           _____ Against    _____ Abstain

                  (9)      To approve a charge with respect to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.

                                                     ____ For           _____ Against    _____ Abstain

                  (10)     To conduct such other business as may properly come before the Special Meeting.

                  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS
                            A VOTE FOR ALL PROPOSALS

                    PLEASE SIGN AND DATE THIS FORM AND RETURN
                 PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated April 16, 2001. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

         This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.

                ____________________________________________     _____________
                Policyowner or Contract Holder Signature             Date

PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.), the individual s signature must be followed by his full title.

                             VOTING INSTRUCTION FORM

                              WRL SERIES FUND, INC.
                               [NAME OF PORTFOLIO]

        VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE WRL SERIES FUND, INC.
                                  MAY 26, 2001

         I hereby instruct Peoples Benefit Life Insurance Company ("Peoples") to vote the shares of the Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held at 10:00 a.m. on May 26, 2001, Eastern Time and any adjournments thereof at 570 Carillon Parkway, St. Petersburg, Florida 33716 as follows:

                  (1)      To approve the Proposed Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

                                                     ____ For           _____ Against    _____ Abstain

                  (2)      To re-elect Directors of the Board of the Fund and to elect New Directors to the Board of the Fund.

                           Peter Brown:              ____ For           _____ Against    _____ Abstain

                           Charles C. Harris         ____ For           _____ Against    _____ Abstain

                           Russell A. Kimball, Jr.   ____ For           _____ Against    _____ Abstain

                           John R. Kenney            ____ For           _____ Against    _____ Abstain

                           Patrick S. Baird          ____ For           _____ Against    _____ Abstain

                           William W. Short, Jr.     ____ For           _____ Against    _____ Abstain

                           Daniel Calabria           ____ For           _____ Against    _____ Abstain

                           Janice B. Case            ____ For           _____ Against    _____ Abstain

                           Leo J. Hill               ____ For           _____ Against    _____ Abstain

                           OR:

                           All of the above:         ____ For           _____ Against    _____ Abstain

                           Please withhold my vote for the following nominees:
                           _____________________________________________________________________________

                  (3)      To approve a change to the fundamental investment restriction regarding the issuance of senior securities.
                                                     ____ For           _____ Against    _____ Abstain

                  (4)      To approve a change to the fundamental investment restriction with respect to portfolio diversification.
                                                     ____ For           _____ Against    _____ Abstain

                  (5)      To approve a change to the fundamental investment restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                     ____ For           _____ Against    _____ Abstain

                  (6)      To approve a change with respect to the fundamental investment restriction regarding investments for the purpose of exercising control.

                                                     ____ For           _____ Against    _____ Abstain

                  (7)      To eliminate the fundamental investment restriction regarding industry concentration.
                                                     ____ For           _____ Against    _____ Abstain

                  (8)      To adopt new fundamental investment restrictions with respect to the WRL Goldman Sachs
                           Small Cap portfolio.

                                                     ____ For           _____ Against    _____ Abstain

                  (9)      To approve a charge with respect to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.

                                                     ____ For           _____ Against    _____ Abstain

                  (10)     To conduct such other business as may properly come before the Special Meeting.

                  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS
                            A VOTE FOR ALL PROPOSALS

                    PLEASE SIGN AND DATE THIS FORM AND RETURN
                 PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated April 16, 2001. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

         This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.

                ____________________________________________     _____________
                Policyowner or Contract Holder Signature             Date


PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.), the individual s signature must be followed by his full title.

                             VOTING INSTRUCTION FORM

                              WRL SERIES FUND, INC.
                               [NAME OF PORTFOLIO]

        VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE WRL SERIES FUND, INC.
                                  MAY 26, 2001

         I hereby instruct Transamerica Life Insurance Company ("Transamerica Life") to vote the shares of the Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held at 10:00 a.m. on May 26, 2001, Eastern Time and any adjournments thereof at 570 Carillon Parkway, St. Petersburg, Florida 33716 as follows:

                  (1)      To approve the Proposed Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

                                                     ____ For           _____ Against    _____ Abstain

                  (2)      To re-elect Directors of the Board of the Fund and to elect New Directors to the Board of the Fund.

                           Peter Brown:              ____ For           _____ Against    _____ Abstain

                           Charles C. Harris         ____ For           _____ Against    _____ Abstain

                           Russell A. Kimball, Jr.   ____ For           _____ Against    _____ Abstain

                           John R. Kenney            ____ For           _____ Against    _____ Abstain

                           Patrick S. Baird          ____ For           _____ Against    _____ Abstain

                           William W. Short, Jr.     ____ For           _____ Against    _____ Abstain

                           Daniel Calabria           ____ For           _____ Against    _____ Abstain

                           Janice B. Case            ____ For           _____ Against    _____ Abstain

                           Leo J. Hill               ____ For           _____ Against    _____ Abstain

                           OR:

                           All of the above:         ____ For           _____ Against    _____ Abstain

                           Please withhold my vote for the following nominees:
                           _____________________________________________________________________________

                  (3)      To approve a change to the fundamental investment restriction regarding the issuance of senior securities.
                                                     ____ For           _____ Against    _____ Abstain

                  (4)      To approve a change to the fundamental investment restriction with respect to portfolio diversification.
                                                     ____ For           _____ Against    _____ Abstain

                  (5)      To approve a change to the fundamental investment restriction regarding investments in interests in  oil, gas or other mineral exploration or development programs.

                                                     ____ For           _____ Against    _____ Abstain

                  (6)      To approve a change with respect to the fundamental investment restriction regarding investments for the purpose of exercising control.

                                                     ____ For           _____ Against    _____ Abstain

                  (7)      To eliminate the fundamental investment restriction regarding industry concentration.
                                                     ____ For           _____ Against    _____ Abstain

                  (8)      To adopt new fundamental investment restrictions with respect to the WRL Goldman Sachs
                           Small Cap portfolio.

                                                     ____ For           _____ Against    _____ Abstain

                  (9)      To approve a charge with respect to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.

                                                     ____ For           _____ Against    _____ Abstain

                  (10)     To conduct such other business as may properly come before the Special Meeting.

                  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS
                            A VOTE FOR ALL PROPOSALS

                    PLEASE SIGN AND DATE THIS FORM AND RETURN
                 PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated April 16, 2001. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

         This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.

                ____________________________________________     _____________
                Policyowner or Contract Holder Signature             Date


PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.), the individual s signature must be followed by his full title.

                             VOTING INSTRUCTION FORM

                              WRL SERIES FUND, INC.
                               [NAME OF PORTFOLIO]

        VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE WRL SERIES FUND, INC.
                                  MAY 26, 2001

         I hereby instruct Transamerica Occidental Life Insurance Company ("Transamerica Occidental) to vote the shares of the Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held at 10:00 a.m. on May 26, 2001, Eastern Time and any adjournments thereof at 570 Carillon Parkway, St. Petersburg, Florida 33716 as follows:

                  (1)      To approve the Proposed Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

                                                     ____ For           _____ Against    _____ Abstain

                  (2)      To re-elect Directors of the Board of the Fund and to elect New Directors to the Board of the Fund.

                           Peter Brown:              ____ For           _____ Against    _____ Abstain

                           Charles C. Harris         ____ For           _____ Against    _____ Abstain

                           Russell A. Kimball, Jr.   ____ For           _____ Against    _____ Abstain

                           John R. Kenney            ____ For           _____ Against    _____ Abstain

                           Patrick S. Baird          ____ For           _____ Against    _____ Abstain

                           William W. Short, Jr.     ____ For           _____ Against    _____ Abstain

                           Daniel Calabria           ____ For           _____ Against    _____ Abstain

                           Janice B. Case            ____ For           _____ Against    _____ Abstain

                           Leo J. Hill               ____ For           _____ Against    _____ Abstain

                           OR:

                           All of the above:         ____ For           _____ Against    _____ Abstain

                           Please withhold my vote for the following nominees:
                           _____________________________________________________________________________

                  (3)      To approve a change to the fundamental investment restriction regarding the issuance of senior securities.
                                                     ____ For           _____ Against    _____ Abstain

                  (4)      To approve a change to the fundamental investment restriction with respect to portfolio diversification.
                                                     ____ For           _____ Against    _____ Abstain

                  (5)      To approve a change to the fundamental investment restriction regarding investments in interests in oil, gas or other mineral exploration or development programs.

                                                     ____ For           _____ Against    _____ Abstain

                  (6)      To approve a change with respect to the fundamental investment restriction regarding investments for the purpose of exercising control.

                                                     ____ For           _____ Against    _____ Abstain

                  (7)      To eliminate the fundamental investment restriction regarding industry concentration.
                                                     ____ For           _____ Against    _____ Abstain

                  (8)      To adopt new fundamental investment restrictions with respect to the WRL Goldman Sachs
                           Small Cap portfolio.
                                                     ____ For           _____ Against    _____ Abstain

                  (9)      To approve a charge with respect to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.

                                                     ____ For           _____ Against    _____ Abstain

                  (10)     To conduct such other business as may properly come before the Special Meeting.

                  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS
                            A VOTE FOR ALL PROPOSALS

                    PLEASE SIGN AND DATE THIS FORM AND RETURN
                 PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated April 16, 2001. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

         This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.

                ____________________________________________     _____________
                Policyowner or Contract Holder Signature             Date


PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.), the individual s signature must be followed by his full title.

                             VOTING INSTRUCTION FORM

                              WRL SERIES FUND, INC.
                               [NAME OF PORTFOLIO]

        VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR A SPECIAL MEETING OF SHAREHOLDERS OF THE WRL SERIES FUND, INC.
                                  MAY 26, 2001

         I hereby instruct Transamerica Life Insurance Company ("Transamerica Life") to vote the shares of the Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held at 10:00 a.m. on May 26, 2001, Eastern Time and any adjournments thereof at 570 Carillon Parkway, St. Petersburg, Florida 33716 as follows:

                  (1)      To approve the Proposed Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

                                                     ____ For           _____ Against    _____ Abstain

                  (2)      To re-elect Directors of the Board of the Fund and to elect New Directors to the Board of the Fund.

                           Peter Brown:              ____ For           _____ Against    _____ Abstain

                           Charles C. Harris         ____ For           _____ Against    _____ Abstain

                           Russell A. Kimball, Jr.   ____ For           _____ Against    _____ Abstain

                           John R. Kenney            ____ For           _____ Against    _____ Abstain

                           Patrick S. Baird          ____ For           _____ Against    _____ Abstain

                           William W. Short, Jr.     ____ For           _____ Against    _____ Abstain

                           Daniel Calabria           ____ For           _____ Against    _____ Abstain

                           Janice B. Case            ____ For           _____ Against    _____ Abstain

                           Leo J. Hill               ____ For           _____ Against    _____ Abstain

                           OR:

                           All of the above:         ____ For           _____ Against    _____ Abstain

                           Please withhold my vote for the following nominees:
                           _____________________________________________________________________________

                  (3)      To approve a change to the fundamental investment restriction regarding the issuance of senior securities.
                                                     ____ For           _____ Against    _____ Abstain

                  (4)      To approve a change to the fundamental investment restriction with respect to portfolio diversification.
                                                     ____ For           _____ Against    _____ Abstain

                  (5)      To approve a change to the fundamental investment restriction regarding investments in interests in  oil, gas or other mineral exploration or development programs.

                                                     ____ For           _____ Against    _____ Abstain

                  (6)      To approve a change with respect to the fundamental investment restriction regarding investments for the purpose of exercising control.

                                                     ____ For           _____ Against    _____ Abstain

                  (7)      To eliminate the fundamental investment restriction regarding industry concentration.
                                                     ____ For           _____ Against    _____ Abstain

                  (8)      To adopt new fundamental investment restrictions with respect to the WRL Goldman Sachs
                           Small Cap portfolio.

                                                     ____ For           _____ Against    _____ Abstain

                  (9)      To approve a charge with respect to the fundamental investment restriction regarding investments that would cause the value of a portfolio's assets to exceed a stated threshold.

                                                     ____ For           _____ Against    _____ Abstain

                  (10)     To conduct such other business as may properly come before the Special Meeting.

                  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS
                            A VOTE FOR ALL PROPOSALS

                    PLEASE SIGN AND DATE THIS FORM AND RETURN
                 PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE

         I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated April 16, 2001. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" EACH PROPOSAL.

         This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the Meeting.

                ____________________________________________     _____________
                Policyowner or Contract Holder Signature             Date


PLEASE SIGN, DATE, AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.), the individual s signature must be followed by his full title.


                                       2